AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 27, 2006


                               Investment Company Act Registration No. 811-21463
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      |X|

                           Pre-Effective Amendment No.                       |_|


                         Post-Effective Amendment No. 3                      |X|


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|


                                 Amendment No. 6                             |X|


                              COLUMBUS FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                 227 WASHINGTON STREET
                   COLUMBUS, INDIANA                              47202
      (Address of Principal Executive Offices)                  (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (812) 372-6606

                                DAVID B. MCKINNEY
                              227 WASHINGTON STREET
                             COLUMBUS, INDIANA 47202
                     (Name and Address of Agent for Service)

                                   Copies to:

                                SCOTT A. MOEHRKE
                              KIRKLAND & ELLIS LLP
                             200 EAST RANDOLPH DRIVE
                             CHICAGO, ILLINOIS 60601

It is proposed that this filing will become effective (check appropriate box)
      |X|   immediately upon filing pursuant to paragraph (b)
      |_|   on (date) pursuant to paragraph (b)
      |_|   60 days after filing pursuant to paragraph (a)(1)
      |_|   on (date) pursuant to paragraph (a)(1)
      |_|   on 75 days after filing pursuant to paragraph (a)(2)
      |_|   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
      |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
JANUARY 27, 2006


                              COLUMBUS FUNDS, INC.


                           COLUMBUS LOW DURATION FUND                     [LOGO]
                           COLUMBUS INTERMEDIATE FUND
                               COLUMBUS CORE FUND
                             COLUMBUS CORE PLUS FUND


                            803 West Michigan Street
                           Milwaukee, Wisconsin 53233
                                 1-888-416-0400
                              www.columbusfunds.com


      Columbus Funds, Inc. (the "Company") is an open-end series management investment company offering four series of diversified portfolios (each a "Fund," and collectively the "Funds") with the same investment objective but pursuing the objective through different investment strategies. The Company offers the following portfolios for investment:


      COLUMBUS LOW DURATION FUND seeks to maximize total return, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities with an average portfolio duration of one to three years.

      COLUMBUS INTERMEDIATE FUND seeks to maximize total return, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities with a dollar-weighted average portfolio maturity of three to ten years and with an average portfolio duration of generally two and a half to five years.

      COLUMBUS CORE FUND seeks to maximize total return, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities with an average portfolio duration of generally two to seven years. The Fund will not purchase high yield fixed income securities or non-U.S. dollar denominated securities.

      COLUMBUS CORE PLUS FUND seeks to maximize total return, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities with an average portfolio duration of generally two to seven years.



      This Prospectus contains information you should consider before investing in one or more of the Funds. Please read it carefully and keep it for future reference.

                              --------------------

THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      In deciding whether to invest in the Company, you should rely only on information in this Prospectus or the Statement of Additional Information (the "SAI"). The Company has not authorized others to provide additional information. The Company does not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not legally be made.

                             -----------------------

                                TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------
HIGHLIGHTS AND RISKS...........................................................2

PERFORMANCE INFORMATION........................................................5

FEES AND EXPENSES OF THE FUNDS.................................................5

ADVISER RELATED PERFORMANCE INFORMATION........................................8

INVESTMENT OBJECTIVES AND STRATEGIES..........................................10


HOW THE FUNDS INVEST..........................................................10

PRINCIPAL RISKS OF INVESTING IN THE FUNDS.....................................13

FUND MANAGEMENT...............................................................14

BUYING, SELLING AND EXCHANGING SHARES.........................................15

SPECIAL FEATURES AND SERVICES.................................................20

OTHER SHAREHOLDER INFORMATION.................................................21

VALUATION OF FUND SHARES......................................................22

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT......................22

ADDITIONAL INFORMATION........................................................26

                              HIGHLIGHTS AND RISKS

WHAT IS THE GOAL OF EACH FUND?


      Each Fund seeks to maximize total return consistent with preservation of capital. Each Fund pursues its investment objective by investing primarily in fixed income securities and subject to the Fund's investment policies described in this prospectus.


      For more information on any of these Funds' goals, see "Investment Objectives and Strategies" and "How the Funds Invest."

WHAT IS EACH FUND'S PRINCIPAL INVESTMENT STRATEGY?

      Low Duration, Intermediate and Core Plus Funds


      Each of the Columbus Low Duration Fund ("Low Duration Fund"), Columbus Intermediate Fund ("Intermediate Fund") and Columbus Core Plus Fund ("Core Plus Fund") invests primarily in a diversified portfolio of investment grade fixed income securities. Each Fund may also invest up to 20% of its total assets in high yield fixed income securities ("junk bonds") rated less than investment grade (for example, rated below Baa3 by Moody's and BBB- by S&P) by both Moody's and S&P, or if unrated, determined by Reams Asset Management Company, LLC (the "Adviser") to be of comparable quality.

      In trying to achieve each Fund's goal, the Adviser establishes the targeted average portfolio duration for the applicable Fund based on the Adviser's view of current valuations of eligible fixed income securities relative to interest rate trends, increasing the duration when valuations appear attractive and decreasing the duration when valuations appear less attractive. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by 1%. Because the expected life of fixed income securities for a Fund (measured by average duration) differs from average maturity, a Fund will have a different average portfolio duration and average portfolio maturity.


      The Low Duration Fund normally maintains an average portfolio duration of one to three years, the Intermediate Fund normally maintains a dollar-weighted average portfolio maturity of three to ten years (and maintains an average portfolio duration of generally two and a half to five years) and the Core Plus Fund is generally expected to have an average portfolio duration of two to seven years. Once a targeted duration for a Fund is established, the Adviser selects individual fixed income securities the Adviser believes offer the opportunity for high total return under various interest rate environments based on the Adviser's interest rate outlook, credit analysis and review of other factors. Each Fund may invest a portion of its assets in foreign securities and may invest without limitation in derivative instruments, such as options, futures contracts or swap agreements. Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategy. Typically, each Fund will use derivatives as substitutes for taking a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate, currency or credit risk. The Funds may invest without limitation in U.S. dollar denominated securities of foreign issuers. For more information, see "How the Funds Invest."

      Core Fund

      The Columbus Core Fund ("Core Fund") invests primarily in a diversified portfolio of investment grade fixed income securities and generally expects to have an average portfolio duration of two to seven years. The Fund will not purchase high yield fixed income securities or non-U.S. dollar denominated securities.

      In trying to achieve the Fund's goals, the Adviser establishes the targeted average portfolio duration for the Fund based on the Adviser's view of current valuations of eligible fixed income securities relative to interest rate trends, increasing the duration when valuations appear attractive and decreasing the duration when valuations appear less attractive. The Adviser then selects individual fixed income securities the Adviser believes offer the opportunity for high total return under various interest rate environments based on the Adviser's interest rate outlook, credit analysis and review of other factors. For more information, see "How the Funds Invest."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?

      The main risks of investing in one or more of the Funds are:

      o     Interest Rate Risk:     Each Fund is subject to market risks
                                    associated with fixed income investments. If interest rates rise, bond prices in general are likely to decline over short or even extended periods. Interest rate risk for fixed income securities usually increases with longer maturities.

      o     Credit Risk:            Individual issues of fixed income securities
                                    may be subject to the credit risk of the issuer. This is the risk that the borrower may not be able to repay the borrowed money or make interest payments.

      o     Selection Risk:         The Adviser's securities selection process
                                    for each Fund is important to the Fund's achievement of its investment objective. If the Adviser is not able to select better performing fixed income securities, the Fund may be adversely affected.

      o     Market Risk:            The market price of fixed income and other
                                    securities owned by a Fund may go up or
                                    down, sometimes very rapidly or
                                    unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

      o     Mortgage Risk:          Rising interest rates tend to extend the
                                    duration of mortgage related securities, making them more sensitive to fluctuations in interest rates. Mortgage related securities are also subject to pre-payment risk.

      o     Derivative Risk:        Derivatives may not have the intended effect
                                    and may result in losses or missed
                                    opportunities. The use of derivatives
                                    involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.


      In addition, the Low Duration, Intermediate and Core Plus Funds are subject to the following additional risks:

      o     High Yield Risk:        Funds that invest in high yield securities
                                    are subject to greater credit, selection and market risks than investment grade fixed income securities. Also, increases in interest rates or declines in financial condition of issuers of high yield securities are likely to have a greater negative impact in high yield fixed income securities than other higher quality fixed income securities. More speculative high yield securities are at greater risk of default.


      o     Currency Risk:          Funds that invest in securities denominated
                                    in foreign currencies are subject to risk that those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, the U.S. dollar will decline in value relative to the hedged currency.

      o     Foreign Risk:           Foreign securities may experience more rapid
                                    and extreme changes in value than U.S.
                                    securities. The securities of foreign
                                    issuers are usually not subject to the same degree of regulation as U.S. issuers.

      Each Fund cannot guarantee that it will achieve its goal. You should be aware that you may lose money by investing in a Fund. For more information see "Principal Risks of Investing in the Funds."

ARE ANY OF THE FUNDS AN APPROPRIATE INVESTMENT FOR ME?

      The Funds are a suitable investment for long-term investors only. The Funds are not short-term investment vehicles. An investment in the Low Duration Fund may be appropriate if:

      o your goal is long-term total return (I.E., capital appreciation and income);

      o     you want to receive current income from this investment; and

      o you are willing to accept fluctuations in the value of your investment.


      An investment in the Intermediate Fund, Core Fund and/or Core Plus Fund may be appropriate if:


o your goal is long-term total return (I.E., capital appreciation and income); and

o you are willing to accept some fluctuations in the value of your investment to seek possible higher long-term returns.



      Each Fund is not a complete investment program and may be suitable only for a portion of your investment assets.

                             PERFORMANCE INFORMATION


      The performance information that follows gives some indication of the risks of an investment in either the Core Fund or the Core Plus Fund by comparing each Fund's performance with a broad measure of market performance. Please remember that the Funds' past performance is not necessarily an indication of how the Funds will perform in the future.


                         TOTAL RETURN PER CALENDAR YEAR


                                    CORE FUND
                    ----------------------------------------
                                 [CHART OMITTED]
                                      2005
                                     [2.54%]

----------
The Core Fund's year-to-date total return through December 31, 2005 is 2.54%.


                                 CORE PLUS FUND
                    ----------------------------------------
                                 [CHART OMITTED]
                                      2005
                                     [2.80%]

----------
The Core Plus Fund's year-to-date total return through December 31, 2005 is
2.80%.

      During the period shown on the bar chart, the Core Fund's highest total return for a quarter was 2.41% (quarter ended June 30, 2005) and the lowest total return for a quarter was -0.82% (quarter ended March 31, 2005). During the period shown on the bar chart, the Core Plus Fund's highest total return for a quarter was 3.24% (quarter ended June 30, 2005) and the lowest total return for a quarter was -0.73% (quarter ended March 31, 2005).


                    AVERAGE ANNUALIZED RETURNS AS OF 12/31/05


                                                                     Since
                                                      One Year    Inception(1)
                                                      --------    ------------
 CORE FUND..........................................
      Return Before Taxes...........................    2.54%         3.27%
      Return After Taxes on Distributions(2)........    0.86%         1.62%
      Return After Taxes on Distributions and
      Sale of Fund Shares...........................    1.64%         1.84%
 CORE PLUS FUND.....................................
      Return Before Taxes...........................    2.80%         3.50%
      Return After Taxes on Distributions(2)........    0.99%         1.74%
      Return After Taxes on Distributions and
      Sale of Fund Shares...........................    1.81%         1.97%
 Lehman Aggregate Bond Index(3).....................    2.43%         3.10%


----------

(1)   Commenced operations after the close of business on November 30, 2004.


(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


(3) The Lehman Aggregate Bond Index is an unmanaged, market value-weighted index of fixed-rate and non-convertible investment grade debt issues with at least $100 million per amount outstanding and with at least one year to final maturity. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities. You cannot invest directly in an index.

      There is no annual return history for each of the Low Duration and Intermediate Funds because each Fund has not commenced operations.

                         FEES AND EXPENSES OF THE FUNDS

      The following table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDERS FEES (fees paid directly from your investment)


                                               LOW DURATION    INTERMEDIATE      CORE      CORE PLUS
                                               ------------    ------------      ----      ---------
Maximum Sales Charge (Load)
Imposed on Purchases......................         None            None          None         None
Maximum Deferred Sales
Charge (Load).............................         None            None          None         None
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends......................         None            None          None         None
Redemption Fee............................         None            None          None         None
Exchange Fee..............................         None            None          None         None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


Management Fees...........................        0.35%           0.35%          0.35%       0.35%
Other Expenses(1).........................        0.68%           0.49%          1.04%       0.46%
Total Annual Fund Operating Expenses......        1.03%           0.84%          1.39%       0.81%
Less Expense Reimbursement................       (0.83)%         (0.64)%        (1.19)%     (0.61)%
Net Operating Expenses....................        0.20%           0.20%          0.20%       0.20%

----------
(1) "Other Expenses" are actual expenses incurred through fiscal year ended September 30, 2005 for the Core and Core Plus Funds and estimates for the current fiscal year for the other Funds. Pursuant to an agreement with each Fund, the Adviser will waive its management fee and/or reimburse each of the Fund's other expenses, to the extent necessary to ensure that the total annual operating expenses do not exceed 0.20% of each of the respective Funds' average net assets until January 31, 2007. For the Low Duration Fund and the Intermediate Fund, the fee/expense waiver reducing the expense cap to 0.20% from 0.37% and 0.39%, respectively, was not effective until January 1, 2006, but this table assumes that the 0.20% cap has been in effect for the entire current fiscal year. After January 31, 2007, the total operating expense limitations may be terminated or revised at any time. "Other expenses" are presented before any such waivers or reimbursements. Any waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation caps. However, in such event the Adviser will only be entitled to recoup these amounts for a period of three years following the fiscal year the amount was waived or reimbursed. For additional information, see "Fund Management."

                                     EXAMPLE

      The following Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's total annual operating expenses remain the same each year. The one year number also reflects the Adviser's agreement to limit expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows for the following Funds:


                                1 Year      3 Years      5 Years      10 Years
                                ------      -------      -------      --------
      Low Duration Fund           $20         $245         $488        $1,184
      Intermediate Fund           $20         $204         $403        $978
      Core Fund                   $20         $322         $647        $1,565
      Core Plus Fund              $20         $197         $390        $945


                                COMPARISON CHART

The following table compares certain investment characteristics of the Funds:

                                                        AVERAGE PORTFOLIO     HIGH YIELD      FOREIGN
       FUND            PRIMARY INVESTMENTS                  DURATION          SECURITIES    SECURITIES(2)
-----------------      ---------------------------      -----------------     ----------    -------------
Low Duration Fund      Short maturity fixed income          1-3 Years          Up to 20%      Up to 15%
                       securities

Intermediate Fund      Short and intermediate            2.5-5 Years(1)        Up to 20%      Up to 15%
                       maturity fixed income
                       securities

Core Fund              Intermediate maturity fixed     Generally 2-7 Years        None           None
                       income securities


Core Plus Fund         Intermediate maturity fixed     Generally 2-7 Years     Up to 20%      Up to 15%
                       income securities


(1) The Intermediate Fund maintains a dollar-weighted average portfolio maturity of 3-10 years.
(2) For purposes of the chart, foreign securities means non-U.S. dollar denominated securities.

                     ADVISER RELATED PERFORMANCE INFORMATION

LOW DURATION FUND ADVISER RELATED PERFORMANCE


      The composite performance information provided below represents the actual performance of the Adviser's low duration fixed income securities composite ("Composite"), which consists of all separate accounts ("Accounts") managed by the Adviser with substantially similar objectives, policies and strategies as used to manage the Low Duration Fund. THE PERFORMANCE SHOWN IS NOT THAT OF THE LOW DURATION FUND AND IS PROVIDED SOLELY TO ILLUSTRATE THE HISTORICAL PERFORMANCE OF THE ADVISER AND DOES NOT INDICATE THE FUTURE PERFORMANCE OF THE LOW DURATION FUND.

                                                                                        AVERAGE ANNUAL
                                                                   ANNUAL                RETURNS SINCE
                                                             PERFORMANCE RESULTS       INCEPTION (7/1/02)
                                                         ----------------------------- ------------------
                              COMPOSITE ASSETS                    COMPOSITE                COMPOSITE
          TOTAL     ------------------------------------------------------------------ ------------------
           FIRM        U.S.       % OF                                        MERRILL
YEAR      ASSETS      DOLLARS     FIRM     NUMBER OF     GROSS OF   NET OF   LYNCH 1-3  GROSS OF   NET OF
 END    (MILLIONS)  (MILLIONS)   ASSETS     ACCOUNTS       FEES      FEES      YR. TR     FEES      FEES
----    ----------  ----------   ------   -------------  --------   ------   ---------  --------   ------
2005      10,122        412        4%     Five or fewer    2.09      1.92%      1.67%     3.60%     3.44%
2004      10,110        411        4%     Five or fewer    2.99%     2.82%      0.91%     7.75%     7.48%
2003      11,258        474        4%     Five or fewer    3.94%     3.78%      1.90%     8.05%     7.77%
2002*     13,336        407        3%     Five or fewer    3.59%     3.52%      3.30%     8.33%     8.04%

* Results shown for the year 2002 represent partial period performance from July 1, 2002 through December 31, 2002.

NOTES

Results are based on fully discretionary Accounts under management, including those Accounts no longer managed by the Adviser (the Composite performance information only includes performance for such Accounts for the periods that the Adviser managed them). Gross returns are stated prior to all fees and transaction costs and net returns are reduced by all fees and transaction costs incurred. Balanced portfolio segments are not included in the Composite. Some separate accounts included in the composite may have actual fees and expenses that are less than those of the Low Duration Fund's expenses. To the extent that some Accounts may have lower fees and expenses, the use of the Low Duration Fund's projected expenses in the composite would have lowered the Composite performance results.

During the period shown, the Accounts were managed by applying the objectives, policies and strategies that are substantially similar to those to be used by the Adviser in connection with the Fund. The performance of the Accounts should not be considered a substitute for the Fund's performance. The Accounts and the Fund may invest in different securities. The Accounts are not subject to various investment and other restrictions imposed on registered investment companies, including those under the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance of the Accounts. All returns are calculated in U.S. dollars and reflect the reinvestment of income.

The Merrill Lynch 1 - 3 Year Treasury Index is an unmanaged index consisting of all U.S. Treasury securities with maturities greater than one year and less than three years. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities. An investor cannot directly invest in the index. The Fund does not restrict its investments to those that are included in the index.

Past performance is not necessarily indicative of future results. Investing in the Fund involves risk. You can lose money.

INTERMEDIATE FUND ADVISER RELATED PERFORMANCE

      The composite performance information provided below represents the actual performance of the Adviser's intermediate fixed income securities composite ("Composite"), which consists of all separate accounts ("Accounts") managed by the Adviser with substantially similar objectives, policies and strategies as used to manage the Intermediate Fund. THE PERFORMANCE SHOWN IS NOT THAT OF THE INTERMEDIATE FUND AND IS PROVIDED SOLELY TO ILLUSTRATE THE HISTORICAL PERFORMANCE OF THE ADVISER AND DOES NOT INDICATE THE FUTURE PERFORMANCE OF THE INTERMEDIATE FUND.


                                                                                            AVERAGE ANNUAL
                                                                     ANNUAL                 RETURNS SINCE
                                                               PERFORMANCE RESULTS       INCEPTION (11/01/89)
                                                         ------------------------------- --------------------
                              COMPOSITE ASSETS                     COMPOSITE                  COMPOSITE
                    -------------------------------------------------------------------- --------------------
                                                                               LEHMAN
          TOTAL                                                               BROTHERS
           FIRM        U.S.       % OF                                      INTERMEDIATE
YEAR      ASSETS      DOLLARS     FIRM     NUMBER OF     GROSS OF   NET OF   GOV/CREDIT   GROSS OF   NET OF
 END    (MILLIONS)  (MILLIONS)   ASSETS     ACCOUNTS       FEES      FEES       INDEX       FEES      FEES
----    ----------  ----------   ------   -------------  --------   ------  ------------  --------   ------
2005      10,124        384        4%           7          2.01%     1.79%       1.58%      7.39%     7.12%
2004      10,110        344        3%           6          3.68%     3.44%       3.04%      7.75%     7.48%
2003      11,258        366        3%           6          4.49%     4.26%       4.21%      8.05%     7.77%
2002      13,336        373        3%           7          7.39%     7.16%       9.84%      8.33%     8.04%
2001      12,656        403        3%          10          7.97%     7.76%       8.96%      8.40%     8.11%
2000       9,405        308        3%           7         11.86%    11.64%      10.12%      8.44%     8.14%
1999       5,911        232        4%           7          1.46%     1.26%       0.39%      8.11%     7.80%
1998       5,000        229        5%           7          8.19%     7.99%       8.44%      8.87%     8.54%
1997       3,861        129        3%     Five or fewer    8.10%     7.87%       7.87%      8.95%     8.60%
1996       2,707        119        4%     Five or fewer    5.03%     4.84%       4.05%      9.07%     8.71%
1995       2,406        113        5%     Five or fewer   16.04%    15.87%      15.33%      9.74%     9.35%
1994       1,938         72        4%     Five or fewer   (0.36%)   (0.56%)     (1.93%)     8.56%     8.14%
1993       1,941         73        4%     Five or fewer   10.00%     9.78%       8.78%     10.82%    10.34%
1992       1,751         66        4%     Five or fewer    8.39%     8.10%       7.16%     11.08%    10.58%
1991       1,507         52        3%     Five or fewer   15.34%    14.84%      14.63%     12.30%    11.75%
1990       1,542         45        3%     Five or fewer    9.90%     9.42%       9.17%      9.76%     9.21%
1989*      1,734         41        2%     Five or fewer    1.40%     1.33%       1.23%      1.40%     1.32%


* Results shown for the year 1989 represent partial period performance from November 1, 1989 through December 31, 1989.

NOTES

Results are based on fully discretionary Accounts under management, including those Accounts no longer managed by the Adviser (the Composite performance information only includes performance for such Accounts for the periods that the Adviser managed them). Gross returns are stated prior to all fees and transaction costs and net returns are reduced by all fees and transaction costs incurred. Balanced portfolio segments are not included in the Composite. Some separate accounts included in the composite may have actual fees and expenses that are less than those of the Intermediate Fund's expenses. To the extent that some Accounts may have lower fees and expenses, the use of the Intermediate Fund's projected expenses in the composite would have lowered the Composite performance results.

During the period shown, the Accounts were managed by applying the objectives, policies and strategies that are substantially similar to those to be used by the Adviser in connection with the Fund. The performance of the Accounts should not be considered a substitute for the Fund's performance. The Accounts and the Fund may invest in different securities. The Accounts are not subject to various investment and other restrictions imposed on registered investment companies, including those under the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance of the Accounts. All returns are calculated in U.S. dollars and reflect the reinvestment of income.

The Lehman Brothers Intermediate U.S. Government/Credit Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year and less than 10 years. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities. An investor cannot directly invest in the index. The Fund does not restrict its investments to those that are included in the index.

Past performance is not necessarily indicative of future results. Investing in the Fund involves risk. You can lose money.

                      INVESTMENT OBJECTIVES AND STRATEGIES

Each Fund has the same investment objective but pursues the objective through different investment strategies:

      The Low Duration Fund seeks to maximize total return, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities with an average portfolio duration of one to three years under normal circumstances.

      The Intermediate Fund seeks to maximize total return, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities with a dollar-weighted average portfolio maturity of three to ten years and with an average portfolio duration of generally two and a half to five years under normal circumstances.

      The Core Fund seeks to maximize total return, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities and generally expects to maintain an average portfolio duration of two to seven years. The Fund will not purchase high yield fixed income securities or non-U.S. dollar denominated securities.

      The Core Plus Fund seeks to maximize total return, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities with an average portfolio duration of generally two to seven years.



                              HOW THE FUNDS INVEST

LOW DURATION FUND

      The Low Duration Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities and seeks to maintain an average portfolio duration of one to three years. The Fund may also invest up to 20% of its total assets in high yield fixed income securities ("junk bonds") rated less than investment grade (for example, rated below Baa3 by Moody's and BBB- by S&P) at time of purchase by both Moody's and S&P, or if unrated, determined by the Adviser to be of comparable quality. The Fund will invest at least 80% of its net assets in fixed income securities and debt obligations.

      The Adviser seeks to achieve the Fund's investment objective by using active interest rate management and a value based approach to securities selection. In managing the Fund, the Adviser first establishes the targeted average portfolio duration for the Fund based on its view of current market opportunities. The Adviser will increase the Fund's average portfolio duration when it views the market as attractive and will decrease the Fund's average portfolio duration when valuations are less attractive. In making its analysis of the fixed income securities market, the Adviser analyzes the current and anticipated interest rate trends and other economic factors. Once the average portfolio duration is established, the Adviser may purchase individual securities of maturities that represent relative values within the range of eligible securities.

      In selecting individual fixed income securities, the Adviser purchases securities determined to have favorable opportunities for high total return. The Adviser evaluates numerous eligible securities under various interest rate environments and then selects securities for purchase based on those securities it has determined offer attractive relative values under the Adviser's interest rate outlook, fundamental credit analysis and option-adjusted spread analysis. In evaluating individual securities, the Adviser may pursue sectors or securities that are not followed by many market participants in seeking relative value. Securities are sold due to declining credit quality, price appreciation to target levels or other factors affecting the security or economic conditions in general.

      The Fund may invest up to 15% of its total assets in securities denominated in foreign currencies and may invest without limitation in U.S. dollar-denominated securities of foreign issuers. The Fund may invest without limitation in derivative instruments, such as options, futures contracts or swap agreements.

INTERMEDIATE FUND

      The Intermediate Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities and seeks to maintain a dollar-weighted average portfolio maturity of three to ten years (and maintain an average portfolio duration of generally two and a half to five years). The Fund may also invest up to 20% of its total assets in high yield fixed income securities ("junk bonds") rated less than investment grade (for example, rated below Baa3 by Moody's and BBB- by S&P) at time of purchase by both Moody's and S&P, or if unrated, determined by the Adviser to be of comparable quality. The Fund will invest at least 80% of its net assets in fixed income securities and debt obligations.

      The Adviser seeks to achieve the Fund's investment objective by using active interest rate management and a value based approach to securities selection. In managing the Fund, the Adviser first establishes the targeted average portfolio duration for the Fund based on its view of current market opportunities. The Adviser will increase the Fund's average portfolio duration when it views the market as attractive and will decrease the Fund's average portfolio duration when valuations are less attractive. In making its analysis of the fixed income securities market, the Adviser analyzes the current and anticipated interest rate trends and other economic factors. Once the average portfolio duration is established, the Adviser may purchase individual securities of maturities that represent relative values within the range of eligible securities.

      In selecting individual fixed income securities, the Adviser purchases securities determined to have favorable opportunities for high total return. The Adviser evaluates numerous eligible securities under various interest rate environments and then selects securities for purchase based on those securities it has determined offer attractive relative values under the Adviser's interest rate outlook, fundamental credit analysis and option-adjusted spread analysis. In evaluating individual securities, the Adviser may pursue sectors or securities that are not followed by many market participants in seeking relative value. Securities are sold due to declining credit quality, price appreciation to target levels or other factors affecting the security or economic conditions in general.

      The Fund may invest up to 15% of its total assets in securities denominated in foreign currencies and may invest without limitation in U.S. dollar denominated securities of foreign issuers. The Fund may invest without limitation in derivative instruments, such as options, futures contracts or swap agreements.

CORE FUND

      The Core Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities and seeks to maintain an average portfolio duration of generally two to seven years. The Fund will not invest in high yield fixed income securities and non-U.S. dollar denominated securities. The Fund may invest without limitation in derivative instruments, such as options, futures contracts or swap agreements. The Fund will invest at least 80% of its net assets in fixed income securities and debt obligations.

      The Adviser seeks to achieve the Fund's investment objective by using active interest rate management and a value based approach to securities selection. In managing the Fund, the Adviser first establishes the targeted average portfolio duration for the Fund based on its view of current market opportunities. The Adviser will increase the Fund's average portfolio duration when it views the market as attractive and will decrease the Fund's average portfolio duration when valuations are less attractive. In making its analysis of the fixed income securities market, the Adviser analyzes the current and anticipated interest rate trends and other economic factors. Once the average portfolio duration is established, the Adviser may purchase individual securities of maturities that represent relative values within the range of eligible securities.

      In selecting individual fixed income securities, the Adviser purchases securities determined to have favorable opportunities for high total return. The Adviser evaluates numerous eligible securities under various interest rate environments and then selects securities for purchase based on those securities it has determined offer attractive relative values under the Adviser's interest rate outlook, fundamental credit analysis and option-adjusted spread analysis. In evaluating individual securities, the Adviser may pursue sectors or securities that are not followed by many market participants in seeking relative value. Securities are sold due to declining credit quality, price appreciation to target levels or other factors affecting the security or economic conditions in general.

CORE PLUS FUND

      The Core Plus Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities and seeks to maintain an average portfolio duration of generally two to seven years. The Fund may also invest up to 20% of its total assets in high yield fixed income securities ("junk bonds") rated less than investment grade (for example, rated below Baa3 by Moody's and BBB- by S&P) at time of purchase by both Moody's and S&P, or if unrated, determined by the Adviser to be of comparable quality. The Fund will invest at least 80% of its net assets in fixed income securities and debt obligations.

      The Adviser seeks to achieve the Fund's investment objective by using active interest rate management and a value based approach to securities selection. In managing the Fund, the Adviser first establishes the targeted average portfolio duration for the Fund based on its view of current market opportunities. The Adviser will increase the Fund's average portfolio duration when it views the market as attractive and will decrease the Fund's average portfolio duration when valuations are less attractive. In making its analysis of the fixed income securities market, the Adviser analyzes the current and anticipated interest rate trends and other economic factors. Once the average portfolio duration is established, the Adviser may purchase individual securities of maturities that represent relative values within the range of eligible securities.

      In selecting individual fixed income securities, the Adviser purchases securities determined to have favorable opportunities for high total return. The Adviser evaluates numerous eligible securities under various interest rate environments and then selects securities for purchase based on those securities it has determined offer attractive relative values under the Adviser's interest rate outlook, fundamental credit analysis and option-adjusted spread analysis. In evaluating individual securities, the Adviser may pursue sectors or securities that are not followed by many market participants in seeking relative value. Securities are sold due to declining credit quality, price appreciation to target levels or other factors affecting the security or economic conditions in general.

      The Fund may invest up to 15% of its total assets in securities denominated in foreign currencies and may invest without limitation in U.S. dollar-denominated securities of foreign issuers. The Fund may invest without limitation in derivative instruments, such as options, futures contracts or swap agreements.



ALL FUNDS

      Each Fund will invest in debt and fixed income securities including, but not limited, to corporate debt obligations, convertible securities, zero coupon securities, pay-in-kind securities, inflation indexed securities, variable and floating rate debt securities, commercial paper and other short term investments, loan participations and assignments, structured notes, certificates of deposits, mortgage and asset backed securities, U.S. government securities, bank obligations, repurchase agreements, money market instruments, international agency and supranational entity obligations, state and local governmental obligations and other debt obligations issued by corporate, government or other issuers.

      Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategy. Typically, each Fund will use derivatives as substitutes for taking a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate, currency or credit risk.

      The Adviser may invest up to 100% of any Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Adviser determines that a temporary defensive position is advisable. If the fixed income market increases in value when the applicable Fund is taking a temporary defensive position the Fund may have a lower return than it would have otherwise achieved if the Adviser did not adopt a temporary defensive position.

                    PRINCIPAL RISKS OF INVESTING IN THE FUNDS

      The principal risks of investing in the Funds are identified below. It is possible to lose money investing in the Funds.

INTEREST RATE RISK

      As interest rates rise, the value of fixed income securities held by the Funds is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

CREDIT RISK

      The Funds could lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

MARKET RISK

      The market price of securities owned by a Fund may go up or down, sometimes very rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry.

MANAGEMENT RISK

      Each Fund is subject to management risk as an actively managed investment portfolio. The Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investments decisions for each Fund, but there can be no guarantee that these will produce the desired results. If the Adviser is not able to select better performing fixed income securities, the Funds may lose money.

MORTGAGE RISK


      The Funds may purchase mortgage-related securities which are subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to fluctuations in interest rates. As a result, in periods of rising interest rates, a fund that holds mortgage-related securities may exhibit more volatility. This is known as extension risk. In addition, mortgage-related securities are subject to pre-payment risk. If interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rate.


DERIVATIVES RISK


      The Funds may invest without limitation in derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset. The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Derivatives, if used, may not have the intended effect and may result in losses or missed opportunities. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. The Funds' use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.


LEVERAGING RISK

      Certain transactions may give rise to a form of leverage. Such transactions may include reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. Leverage may cause the Funds to be more volatile than if the Funds had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities.

      In addition, the Low Duration, Intermediate and Core Plus Funds are subject to the following additional risks:


CURRENCY RISK

      Funds that invest in securities denominated in foreign currencies are subject to risk that those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, the U.S. dollar will decline in value relative to the hedged currency.

FOREIGN AND OTHER INVESTMENT RISKS

      Foreign securities may experience more rapid and extreme changes in value than U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards.

HIGH YIELD RISK

      Funds that invest in high yield securities and unrated securities of similar credit quality may be subject to greater levels of interest rate, credit and liquidity risk than funds that invest in higher quality securities. These securities have significant speculative characteristics with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund's ability to sell these securities. More speculative high yield securities are at greater risk of default. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

                                 FUND MANAGEMENT

ADVISER


      Reams Asset Management Company LLC (the "Adviser") is the investment adviser to the Funds. Each Fund has entered into an Investment Advisory Agreement with the Adviser under which the Adviser manages the Fund's investments and business affairs, subject to the supervision of the Fund's Board of Directors. The Adviser's address is 227 Washington Street, Columbus, Indiana 47202-0727. The Adviser is an Indiana limited liability company founded in 1981 as an Indiana corporation, and reorganized in 1994 as a limited liability company. As of December 31, 2005, the Adviser and its affiliates managed approximately $10.12 billion for a diverse group of institutional clients.

      Under the Investment Advisory Agreement, each of the Low Duration, Intermediate, Core and Core Plus Funds compensates the Adviser for its management services at the annual rate of 0.35% of the Fund's average daily net assets. The advisory fee is accrued daily and paid monthly. Pursuant to an agreement with each Fund, the Adviser will waive its management fee and/or reimburse each Fund's other expenses so that total operating expenses (on an annual basis) do not exceed 0.20% of each of the Fund's average daily net assets until January 31, 2007. After such time, the Adviser may voluntarily waive all or a portion of its management fee and/or reimburse all or a portion of a Fund's operating expenses. Any waiver of fees or reimbursement of expenses will be made on a monthly basis. Any waivers or reimbursements will have the effect of lowering the overall expense ratio for a Fund and increasing its overall return to investors at the time any such amounts were waived and/or reimbursed. Any such waiver or reimbursement is subject to later adjustment during the term of the Investment Advisory Agreement to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation caps. However, the Adviser will only be entitled to recoup such amounts for a period of three years following the fiscal year in which such amount was waived or reimbursed. A discussion regarding the basis of the Board of Directors' approval of the Investment Advisory Agreement with the Adviser for 2005 is available in the Funds' semi-annual report for the period ending April 30, 2005. A discussion regarding the basis of the Board of Directors' approval of the Investment Advisory Agreement with the Adviser for 2006 will be available in the Funds' semi-annual report for the period ending April 30, 2006.

      Under the Investment Advisory Agreement, the Adviser is responsible for management of each Fund's assets, as well as for portfolio transactions and brokerage.

PORTFOLIO MANAGERS


      The Adviser's fixed income portfolio management team oversees the day-to-day management of each Fund's portfolio. The members of the team are listed below. No member of the team is solely responsible for making recommendations for portfolio purchases and sales. Rather, all team members work together to develop investment strategies with respect to each of the Fund's portfolio structure and issue selection. Portfolio strategy is reviewed weekly by the entire portfolio management team. A staff of research analysts, traders and other investment professionals supports the team.

      MARK M. EGAN. Mr. Egan, a Managing Director, has been a portfolio manager at the Adviser and its predecessor since June 1990. Mr. Egan oversees the entire portfolio management team and retains oversight over all investment decisions. Prior to that, Mr. Egan was a portfolio manager at National Investment Services. Mr. Egan is also President and Secretary of the Corporation.

      ROBERT A. CRIDER. Mr. Crider, a Managing Director, has been a portfolio manager at the Adviser and its predecessor since its inception in 1981. Mr. Crider is also a senior vice president of the Corporation.

      THOMAS M. FINK. Mr. Fink, a Managing Director, has been a portfolio manager at the Adviser since December 2000. Prior to that, Mr. Fink was a portfolio manager at Brandes Fixed Income Partners from 1999-2000. Mr. Fink is also a senior vice president of the Corporation.

      The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of Fund shares.


CUSTODIAN

      UMB Bank, n.a. ("UMB Bank"), 1010 Grand Boulevard, Kansas City, Missouri 64141, acts as custodian for the Funds.

TRANSFER AGENT, ADMINISTRATOR AND FUND ACCOUNTANT

      UMB Fund Services, Inc., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301, acts as transfer agent, fund administrator and fund accountant for the Funds.

DISTRIBUTOR

      UMB Distribution Services, LLC, 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., acts as the distributor for the Funds. The distributor is not affiliated with the Adviser.

                      BUYING, SELLING AND EXCHANGING SHARES

ACCOUNT REGISTRATION

      Once you have decided to invest in a Fund, you need to select the appropriate form of account registration. There are many different types of mutual fund ownership. How you register your account with the Funds can affect your legal interests, as well as the rights and interests of your family and beneficiaries. You should always consult with your legal and/or tax adviser to determine what form of account registration best meets your needs.

Available forms of registration include:

      o INDIVIDUAL OWNERSHIP. If you have reached the legal age of majority in your state of residence, you may open an individual account.

      o JOINT OWNERSHIP. Two or more individuals may open an account together as joint tenants with right of survivorship, tenants in common or as community property.

      o CUSTODIAL ACCOUNT. You may open an account for a minor under the Uniform Gift to Minors Act/Uniform Transfers to Minors Act for your state of residence.

      o BUSINESS/TRUST OWNERSHIP. Corporations, trusts, charitable organizations and other businesses may open accounts.

ACCOUNT MINIMUMS

      You also need to decide how much money to invest. The following chart shows you the minimum amounts that you will need to open or add to certain types of accounts. The Funds may waive the minimum investment amounts at any time.

                                                                              ADDITIONAL MINIMUM
                TYPE OF ACCOUNT                   INITIAL MINIMUM PURCHASE         PURCHASE
----------------------------------------------    ------------------------    ------------------
Regular (individual, joint, business or trust)           $1,000,000                $100,000

DETERMINING YOUR SHARE PRICE

      The price at which you purchase and sell a Fund's shares is called the Fund's net asset value ("NAV") per share. Each Fund calculates NAV by taking the total value of its assets, subtracting its liabilities, and dividing the total by the number of Fund shares that are outstanding. The price of the shares you purchase or redeem will be the next NAV calculated after your order is received in good order by each Fund's transfer agent, or other financial intermediary with the authority to accept orders on the Fund's behalf. See "Valuation of Fund Shares."

PURCHASING SHARES

      You can buy shares directly from the Funds or through a broker-dealer or other institution that the Funds have authorized to sell shares. To open an account or buy additional shares from the Funds, just follow these steps:

TO OPEN AN ACCOUNT

BY MAIL:

o Complete and sign the account application. If you do not complete the application properly, your purchase may be delayed or rejected.
o Make your check payable to "Columbus Funds, Inc." The Funds do not accept cash, money orders, third party checks, travelers checks, starter checks, checks drawn on non-U.S. banks outside the U.S. or other checks deemed to be high risk.

            MAIL YOUR APPLICATION AND CHECK TO:
            Columbus Funds, Inc.
            P.O. Box 1618
            Milwaukee, WI 53201-1618

            BY OVERNIGHT COURIER, SEND TO:
            Columbus Funds, Inc.
            803 West Michigan Street, Suite A
            Milwaukee, WI 53233

BY TELEPHONE:

You may not make your initial purchase by telephone.


BY WIRE:


To purchase shares by wire, the transfer agent must have received a completed application and issued an account number to you. Call 1-888-416-0400 for instructions prior to wiring the funds.

Send your investment to UMB Bank, n.a., with these instructions:

UMB Bank, n.a.
ABA #101000695
For Credit to the Columbus Funds
A/C #9871417301
For further credit to: investor account number; name(s) of investor(s); SSN or TIN; name of Fund.

TO ADD TO AN EXISTING ACCOUNT

BY MAIL:

o     Send a letter of instruction and write your account number on your check.
o If you no longer have your investment slip, please reference your name, account number and address on your check.

o     Make your check payable to "Columbus Funds, Inc."

            MAIL THE SLIP AND THE CHECK TO:
            Columbus Funds, Inc.
            P.O. Box 1618
            Milwaukee, WI 53201-1618

            BY OVERNIGHT COURIER, SEND TO:
            Columbus Funds, Inc.
            803 West Michigan Street, Suite A
            Milwaukee, WI 53233

BY TELEPHONE:

o You automatically have the privilege to purchase additional shares by telephone if you have established bank information on your account unless you have declined this service on your account application. You may call 1-888-416-0400 to purchase shares for an existing account.
o Investments made by electronic funds transfer must be in amounts of at least $100,000.

BY WIRE:

Send your investment to UMB Bank, n.a., by following the instructions listed in the column to the left.


      If your purchase request is received by the Funds' transfer agent, broker-dealer or other authorized agent before close of trading on the New York Stock Exchange (typically, 4:00 p.m. Eastern time) on a day when the Fund is open for business, your request will be executed at that day's NAV, provided that your application is in good order. "Good order" means that we have received your completed, signed application, your payment, and your tax identification number information. If your request is received after close of trading, it will be priced at the next business day's NAV. Shares purchased by wire will receive the NAV next determined after the transfer agent receives your completed application, the wired funds and all information required in the wire instructions.


      In certain circumstances, the Funds may accept purchase of Fund shares by receiving securities in-kind that reflect the underlying holdings of the applicable fund.

CUSTOMER IDENTIFICATION PROGRAM

      Federal regulations require the Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be), and mailing address, if different, as well as your Taxpayer Identification Number (I.E., your social security number for individuals) at the time you open an account. Additional information may be required in certain circumstances. Applications without such information will generally be rejected. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

ADDITIONAL PURCHASE INFORMATION

      The Funds do not issue certificates for shares.


      If your check or Automated Clearing House ("ACH") purchase does not clear for any reason, your purchase will be cancelled. You will be responsible for any resulting losses or expenses (including a $20 fee) incurred by the Funds or the transfer agent. The Funds may redeem shares you own in this or another identically registered Columbus Funds account as reimbursement for any such losses.


      You must provide the Funds with a Social Security Number or Taxpayer Identification Number before your account can be established. If you do not certify the accuracy of your Social Security or Taxpayer Identification Number on your account application, the Funds will be required to withhold Federal income tax at the rate set forth in applicable IRS Rules and Regulations from all of your dividends, capital gain distributions and redemptions.

      Fund shares are only offered and sold to residents of the United States, except limited sales made in certain foreign jurisdictions with prior authorization of the Funds and in accordance with applicable regulatory requirements. Your application may be rejected if it does not contain an U.S. address. The Funds do not authorize the use of this prospectus in any state or jurisdiction in which such offering may not legally be made.

      The Funds may reject your investment if you are investing for another person as attorney-in-fact. The Funds may also reject any investment that lists "Power of Attorney" or "POA" in the registration section.

      Once you place your order, you may not cancel or revoke it. The Funds may reject a purchase order for any reason.

TRANSACTIONS THROUGH FINANCIAL SERVICES AGENTS

      In addition to purchasing shares directly from the Funds, you may invest through a financial services agent. Financial advisers, broker-dealers and other financial services agents may charge transaction and other fees and may set different minimum investments or limitations on buying and selling shares than those described in the prospectus. In addition, these intermediaries may place limits on your ability to use services the Funds offer.

SELLING SHARES

      You may sell your shares on any day the Funds are open for business by following the instructions below. You may elect to have redemption proceeds sent to you by check, wire or electronic funds transfer. The Funds normally pay redemption proceeds within two business days, but may take up to seven days.

BY MAIL

o Send a letter of instruction that includes your account number, the Fund name, the dollar value or number of shares you want to sell, and how and where to send the proceeds.
o Sign the request exactly as the shares are registered. All registered owners must sign.

MAIL YOUR REQUEST TO:

             REGULAR MAIL                         OVERNIGHT COURIER
      Columbus Funds, Inc.                Columbus Funds, Inc.
      P.O. Box 1618                       803 West Michigan Street, Suite A
      Milwaukee, WI 53201-1618            Milwaukee, WI 53233

BY TELEPHONE

      You automatically have the privilege to redeem shares by telephone unless you have declined this option on your account application.


      Call 1-888-416-0400 between 8:00 a.m. and 8:00 p.m. Eastern time. You may redeem $100,000 or more by telephone.


      Redemption requests received in good order before close of trading on the New York Stock Exchange (typically, 4:00 p.m. Eastern time) on any day that the Funds are open for business will be processed at that day's NAV. "Good order" means that the request includes the Fund's name and your account number, the amount of the transaction (in dollars or shares) and the signatures of all owners exactly as registered on the account. Redemption requests sent by facsimile will not be honored.


      PLEASE NOTE THAT THE FUNDS MAY REQUIRE ADDITIONAL DOCUMENTS FOR REDEMPTIONS BY CORPORATIONS, EXECUTORS, ADMINISTRATORS, TRUSTEES AND GUARDIANS. IF YOU HAVE ANY QUESTIONS ABOUT HOW TO REDEEM SHARES, OR TO DETERMINE IF A SIGNATURE GUARANTEE OR OTHER DOCUMENTATION IS REQUIRED, PLEASE CALL 1-888-416-0400.


ADDITIONAL REDEMPTION PROVISIONS

      Once we receive your order to sell shares, you may not revoke or cancel it. We cannot accept an order to sell that specifies a particular date, price or any other special conditions.

      The Fund will reject any request to redeem shares that were purchased by check within 15 days prior to the redemption request. You can avoid this delay by purchasing shares by a federal funds wire. Please note that this provision is intended to protect the Fund and its shareholders from loss.

      The Funds reserve the right to suspend the redemption of Fund shares when the Securities and Exchange Commission (the "SEC") orders that the securities markets are closed, trading is restricted for any reason, an emergency exists and disposal of securities owned by a Fund is not reasonably practicable, a Fund cannot fairly determine the value of its net assets or permits the suspension of the right of redemption or postpones the date of payment of a redemption.

      If your redemption request exceeds the amount that you currently have in your account, your entire account will be redeemed.

      In certain situations, the Fund may pay your redemption "in kind." This means that the Fund may pay you in portfolio securities rather than cash. If this occurs, you may incur transaction costs when you sell the securities you receive.

REDEEMING SHARES THROUGH THIRD PARTIES

      A broker-dealer, financial institution or other service provider may charge a fee to redeem your Fund shares. If the service provider is the shareholder of record, the Funds may accept redemption requests only from that provider.

TELEPHONE TRANSACTIONS

      In times of drastic economic or market conditions, you may have difficulty selling shares by telephone. The Funds reserve the right to temporarily discontinue or limit the telephone purchase, redemption or exchange privileges at any time during such periods. If you are unable to reach the Funds by telephone, please send your redemption request via overnight courier.

      The Funds reserve the right to refuse a telephone redemption request if they believe it is advisable to do so. The Funds use procedures reasonably designed to confirm that telephone redemption instructions are genuine. These may include recording telephone transactions, testing the identity of the caller by asking for account information and sending prompt written confirmations. The Funds may implement other procedures from time to time. If these procedures are followed, the Funds and their service providers will not be liable for any losses due to unauthorized or fraudulent instructions.

SIGNATURE GUARANTEES

      The Funds will require the signature guarantee of each account owner to redeem shares in the following situations:


      o     to change ownership on your account;
      o to send redemption proceeds to a different address than is currently on the account;
      o     to have the proceeds paid to someone other than the account owner;
      o to transmit redemption proceeds by federal wire transfer or ACH to a bank other than your bank of record; or
      o if a change of address request has been received by the transfer agent within the last 14 days.


EXCHANGING SHARES

      Fund to Fund Exchange. You may exchange shares in one Fund for shares in another Columbus Fund in writing or by calling the Fund at 1-888-416-0400 between 8:00 a.m. and 8:00 p.m. Eastern time. The minimum amount you may exchange is $100,000 (or the initial minimum investment requirement).

      The following additional rules and guidelines apply:


      o     each account must be registered identically;
      o you must meet the Fund's initial and subsequent investment minimums and the shares you are exchanging in/out of must have a value of at least $100,000 when initiating an automatic exchange;
      o you should obtain and read the Prospectus for the Fund into which you are exchanging; and

      o you may only exchange into Funds that are legally available for sale in your state.

      If your order is received before the close of trading on the New York Stock Exchange (typically, 4:00 p.m. Eastern time) it will be processed at that day's NAV. Please note that the exchange of shares results in the sale of one Fund's shares and the purchase of another Fund's shares. As a result, an exchange could result in a gain or loss and become a taxable event for you.

MARKET TIMER POLICY


      The Funds are intended for long-term investors and are not intended as vehicles for shareholders interested in short-term trading in Fund shares or market timing since such activities tend to result in additional portfolio turnover and transaction costs to longer-term shareholders. The Funds are not likely to be at high risk of being market timed because of their high account minimums and institutional shareholder base. However, because of the potential harm market timing poses to the Funds and long-term shareholders, the Board of Directors approved policies and procedures designed to discourage market timers. The policies and procedures provide that each Fund reserves the right to reject purchase orders from shareholders that appear to be market timers or who otherwise engage in excessive short-term trading. In addition, each Fund reserves the right to redeem shares in kind and distribute Fund securities to a redeeming shareholder, including in situations involving short-term holdings of Fund shares, subject to requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act"). These policies and procedures apply to any account.


SMALL ACCOUNTS

      All Columbus Funds' account owners share the high cost of maintaining accounts with low balances. To reduce this cost, the Fund reserves the right to close an account when a redemption or exchange leaves your account balance below the Fund's minimum. We will notify you in writing before we close your account and you will have 60 days to add additional money to bring the balance up to the Fund's minimum. This provision does not apply to retirement plan accounts.

MAKING CHANGES TO YOUR ACCOUNT

YOU MAY CALL OR WRITE US TO MAKE CHANGES TO YOUR ACCOUNT. COMMON CHANGES
INCLUDE:

o NAME CHANGES. If your name has changed due to marriage or divorce, send us a letter of instruction signed with both your old and new names. Include a certified copy of your marriage certificate or have your signatures guaranteed.

o ADDRESS CHANGES. The easiest way to notify us is to return the stub from a recent confirmation or statement. You can also call the transfer agent with any changes at 1-888-416-0400.

o TRANSFER OF ACCOUNT OWNERSHIP. Send us a letter including your account number, number of shares or dollar amount that is being transferred along with the name, address and Taxpayer Identification Number of the person to whom the shares are being transferred. All living registered owners must sign the letter. You will also need to include a signature guarantee. Corporations, businesses and trusts may have to provide additional documents. In order to avoid delays in processing account transfers, please call the transfer agent at 1-888-416-0400 to determine what additional documents are required.

                          SPECIAL FEATURES AND SERVICES

ACH TRANSACTIONS

      If you would like to purchase shares electronically or have redemption proceeds sent directly to your bank account, you must first have certain bank account information on file with us so that funds can be transferred electronically between your mutual fund and bank account. There is no charge to you for this procedure. You can establish this privilege by filling out the appropriate section of your account application. If you did not select the electronic purchase or redemption options on your original application, call us at 1-888-416-0400.

AUTOMATED TELEPHONE SERVICE


      The Funds offer 24-hour, seven days a week access to Fund and account information via a toll-free telephone number. The system provides total returns, share prices and price changes for the Fund and gives you account balances and history (E.G., last transaction, latest dividend distribution). To access the automated system, please call 1-888-416-0400.


WEB SITE


      You can obtain the most current prospectus and shareholder report for the Funds, as well as NAVs, applications and other Fund information, by visiting the Funds' web site at www.columbusfunds.com.


                          OTHER SHAREHOLDER INFORMATION

SHAREHOLDER COMMUNICATIONS

CONFIRMATIONS

      You will receive a confirmation each time you buy, sell or exchange Fund shares. Please review your confirmation and notify us immediately if there are any discrepancies in the information.

MONTHLY AND ANNUAL STATEMENTS

      You will receive a monthly statement listing all distributions, purchases and redemptions of Fund shares for the preceding calendar quarter. Your December statement will include a listing of all transactions for the entire year.

SEMI-ANNUAL AND ANNUAL REPORTS

      The Funds send semi-annual and annual reports to shareholders. These reports provide financial information on your investments and give you a "snapshot" of each Fund's portfolio holdings at the end of its semi-annual and fiscal year periods. Additionally, the annual report discusses the factors that materially affected each Fund's performance for its most recently completed year, including relevant market conditions and the investment strategies and techniques that were used.

PROSPECTUS

      Each year, the Funds send all shareholders a new prospectus. Please read the prospectus and keep it for future reference.

FORM 1099

      Each year you will receive a Form 1099-DIV, showing the source of distributions for the preceding year and a Form 1099-B showing shares you sold during the year.

TRANSACTIONS THROUGH FINANCIAL SERVICES AGENTS AND SUB-AGENTS

      The Funds may authorize one or more broker-dealers or other financial services agents or sub-agents to accept purchase, redemption and exchange orders on the Funds' behalf. Such brokers may also be authorized to designate other intermediaries to receive purchase and redemption orders on the Funds' behalf. In these cases, the Funds will be deemed to have received an order when an authorized financial services agent or sub-agent accepts the order, and your order will be priced at the applicable Fund's NAV next computed after it is received in good order by the financial services agent or sub-agent. Designated financial services agents and sub-agents are responsible for transmitting accepted orders and payment for the purchase of shares to the transfer agent within the time period agreed upon by them. If payment is not received within the time specified, your transaction may be cancelled, and the financial services agent will be held responsible for any resulting fees or losses.

DISCLOSURE OF PORTFOLIO HOLDINGS

      A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

                            VALUATION OF FUND SHARES

      NAV is calculated by taking the value of a Fund's total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the NAV per share. The NAV per share is determined as of the close of trading (generally 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for business. Purchase orders received or shares tendered for redemption on a day the NYSE is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. NAV is not determined on days the NYSE is closed. Applications for purchase of shares and requests for redemption of shares received after the close of trading on the NYSE will be valued as of the close of trading on the next day the NYSE is open. A Fund's NAV may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Company, pursuant to the Funds' pricing procedures. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. The Funds use pricing services to assist in determination of market value. Foreign securities may trade during hours and on days that the NYSE is closed and a Fund's NAV is not calculated. Although the Fund's NAV may be affected, you will not be able to purchase or redeem shares on these days.

            DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT

      For federal income tax purposes, all dividends paid by a Fund and distributions of net realized short-term capital gains are taxable as ordinary income whether reinvested or received in cash unless you are exempt from taxation or entitled to a tax deferral. Distributions paid by a Fund from net realized long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as a capital gain. The capital gain holding period is determined by the length of time a Fund has held the security and not the length of time you have held shares in the Fund. Investors are informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

      The Funds intend to pay dividends from net investment income monthly. The Funds intend to distribute capital gains, if any, at least annually. When a dividend or capital gain is distributed, a Fund's NAV decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS WILL AUTOMATICALLY BE REINVESTED IN ADDITIONAL FUND SHARES AT THE THEN PREVAILING NAV UNLESS AN INVESTOR SPECIFICALLY REQUESTS THAT EITHER DIVIDENDS OR CAPITAL GAINS OR BOTH BE PAID IN CASH. An investor may change an election by telephone, subject to certain limitations, by calling the transfer agent at 1-888-416-0400.

      Investors who request to have dividends and/or capital gains in cash may have such amounts mailed or sent via electronic funds transfer ("EFT"). Transfers via EFT generally take up to three business days to reach the investor's bank account.


      If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's then current NAV per share and to reinvest all subsequent distributions in shares of the Fund.

      If you do not furnish the Funds with your correct Social Security Number or Taxpayer Identification Number, the Funds are required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 28%.

      An exchange of Fund shares for shares pursuant to the Fund's exchange privilege is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. An exchange is not a tax-free transaction.

      This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

                              FINANCIAL HIGHLIGHTS


      The financial highlights tables are intended to help you understand the Funds' financial performance for the period since the Funds' commencement of operations on November 30, 2004 through September 30, 2005. Certain information reflects results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Funds for the stated periods (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, are included in the Funds' annual report.

      COLUMBUS CORE FUND

                                                                   PERIOD ENDED
                                                                   SEPTEMBER 30,
                                                                       2005(1)
PER SHARE DATA:                                                    ------------

Net asset value, beginning of period.............................  $      10.00
                                                                   ------------
Income from investment operations:
   Net investment income (loss)..................................          0.34
   Net realized and unrealized gain/(loss) on investments........         (0.03)
                                                                   ------------
   Total from investment operations..............................          0.31
                                                                   ------------
Distribution to Shareholders:
   Dividends from net investment income..........................         (0.32)
                                                                   ------------
   Dividend from realized gain...................................         (0.02)
                                                                   ------------
     Total distributions.........................................         (0.34)
                                                                   ------------
   Net asset value, end of period................................  $       9.97
                                                                   ============
TOTAL RETURN(2)..................................................          3.14%

SUPPLEMENTAL DATA AND RATIOS:

   Net assets, end of period.....................................  $ 23,027,807
   Ratio of expenses to average net assets:(3)...................          0.20%
   Ratio of expenses before waivers to average net assets(3).....          1.39%
   Ratio of net investment income to average net assets(3).......          3.90%
   Ratio of net investment income/(loss) before waivers to
     average net assets(3).......................................          2.71%
   Portfolio turnover rate(2)....................................           732%

----------
(1)   Commenced operations after the close of business on November 30, 2004
(2)   Not annualized for periods less than a year
(3)   Annualized

      COLUMBUS CORE PLUS FUND

                                                                   PERIOD ENDED
                                                                   SEPTEMBER 30,
                                                                       2005(1)
                                                                   ------------
PER SHARE DATA:

Net asset value, beginning of period...........................    $      10.00
                                                                   ------------
Income from investment operations:
   Net investment income (loss)................................            0.34
   Net realized and unrealized gain/(loss) on investments......            0.01
                                                                   ------------
   Total from investment operations............................            0.35
                                                                   ------------
Distribution to Shareholders:
   Dividends from net investment income........................           (0.31)
                                                                   ------------
   Dividend from realized gain.................................           (0.03)
                                                                   ------------
     Total distributions.......................................           (0.34)
                                                                   ------------
   Net asset value, end of period..............................    $      10.01
                                                                   ============
TOTAL RETURN(2)................................................            3.49%

SUPPLEMENTAL DATA AND RATIOS:

   Net assets, end of period...................................    $ 99,953,134
   Ratio of expenses to average net assets:(3).................            0.20%
   Ratio of expenses before waivers to average net assets(3)...            0.81%
   Ratio of net investment income to average net assets(3).....            3.90%
   Ratio of net investment income/(loss) before waivers to
     average net assets(3).....................................            3.29%
   Portfolio turnover rate(2)..................................             890%

----------
(1)   Commenced operations after the close of business on November 30, 2004
(2)   Not annualized for periods less than a year
(3)   Annualized

                             ADDITIONAL INFORMATION

HOUSEHOLDING

      The Funds seek to reduce costs and avoid duplicate mailings through householding. Householding means the Funds will send only one copy of financial reports, prospectuses and other regulatory materials to you. You may elect out of householding and receive mailings for each account by calling the Funds at 1-888-416-0400 or writing the Columbus Funds c/o UMB Fund Services, Inc., P.O. Box 1618, Milwaukee, Wisconsin 53201-1618.

DIRECTORS                                     CUSTODIAN


David B. McKinney                             UMB Bank, n.a.
Michael D. Schoen, Chairman of the Board      1010 Grand Boulevard
Thomas M. Taugher                             Kansas City, Missouri 64141
Allan T. Young


PRINCIPAL OFFICERS                            ADMINISTRATOR, TRANSFER AGENT
                                              AND DIVIDEND-DISBURSING AGENT
Mark M. Egan, President and Secretary
David B. McKinney, Treasurer and Chief        UMB Fund Services, Inc.
Compliance Officer                            803 West Michigan Street, Suite A,
Robert A. Crider, Senior Vice President       Milwaukee, Wisconsin 53233-2301
Thomas M. Fink, Senior Vice President

INVESTMENT ADVISER                            INDEPENDENT REGISTERED PUBLIC
                                              ACCOUNTING FIRM
Reams Asset Management Company LLC
227 Washington St.                            Deloitte & Touche LLP
P.O. Box 727                                  555 East Wells Street
Columbus, Indiana 47202-0727                  Milwaukee, Wisconsin 53202
www.reamsasset.com

DISTRIBUTOR                                   LEGAL COUNSEL

UMB Distribution Services, LLC                Kirkland & Ellis LLP
803 West Michigan Street, Suite A,            200 East Randolph Drive
Milwaukee, Wisconsin 53233-2301               Chicago, Illinois 60601

      THE SAI CONTAINS ADDITIONAL INFORMATION ABOUT THE FUNDS. ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS CONTAINED IN THE FUNDS' ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. THE FUNDS' ANNUAL REPORT PROVIDES A DISCUSSION OF MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING THE LAST FISCAL YEAR. THE FUNDS' SAI, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS, IS AVAILABLE ALONG WITH THE FUNDS' ANNUAL AND SEMI-ANNUAL REPORTS, WITHOUT CHARGE UPON REQUEST TO THE ADDRESS OR TOLL-FREE TELEPHONE NUMBER NOTED ON THE COVER PAGE OF THIS PROSPECTUS OR AT WWW.COLUMBUSFUNDS.COM. THESE DOCUMENTS MAY ALSO BE OBTAINED FROM CERTAIN FINANCIAL INTERMEDIARIES, INCLUDING THE DISTRIBUTOR, WHO PURCHASE AND SELL FUND SHARES. SHAREHOLDER INQUIRIES AND REQUESTS FOR OTHER INFORMATION ABOUT THE FUNDS CAN BE DIRECTED TO THE FUNDS AT THE ADDRESS, TOLL-FREE TELEPHONE NUMBER, OR WEBSITE ON THE COVER PAGE OF THIS PROSPECTUS.


      INFORMATION ABOUT THE FUNDS (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. PLEASE CALL THE SEC AT 1-202-551-8090 FOR INFORMATION RELATING TO THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT THE FUNDS ARE AVAILABLE ON THE EDGAR DATABASE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV OR UPON PAYMENT OF A DUPLICATING FEE, BY EMAILING A REQUEST TO PUBLICINFO@SEC.GOV OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC AT WASHINGTON, D.C. 20549-0102.


      THE FUNDS' 1940 ACT FILE NUMBER IS 811-21463.

                       STATEMENT OF ADDITIONAL INFORMATION

                              COLUMBUS FUNDS, INC.


                           COLUMBUS LOW DURATION FUND
                           COLUMBUS INTERMEDIATE FUND
                               COLUMBUS CORE FUND
                             COLUMBUS CORE PLUS FUND


                            803 West Michigan Street
                               Milwaukee, WI 53233
                                 1-888-416-0400
                              www.columbusfunds.com


      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the COLUMBUS LOW DURATION FUND ("Low Duration Fund"), COLUMBUS INTERMEDIATE FUND ("Intermediate Fund"), COLUMBUS CORE FUND ("Core Fund") and COLUMBUS CORE PLUS FUND ("Core Plus Fund") (each a "Fund," and collectively the "Funds"), dated January 27, 2006. Each Fund is a series of the Columbus Funds, Inc. (the "Corporation").


      A copy of the Prospectus is available without charge upon request to the above-noted address, toll-free telephone number or website.


      The Funds' audited financial statements for the fiscal year ended September 30, 2005, are incorporated herein by reference to the Funds' Annual Report, which is available without charge upon request to the above-noted address or toll-free telephone number.


       This Statement of Additional Information is dated January 27, 2006.

                                TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------
FUND ORGANIZATION..............................................................1

INVESTMENT RESTRICTIONS........................................................1

IMPLEMENTATION OF INVESTMENT OBJECTIVES........................................3

DIRECTORS AND OFFICERS........................................................19

PRINCIPAL SHAREHOLDERS........................................................22

CODE OF ETHICS................................................................22

ANTI-MONEY LAUNDERING PROGRAM.................................................23

PROXY VOTING..................................................................23

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................24

INVESTMENT ADVISER............................................................24


PORTFOLIO MANAGERS............................................................25


FUND TRANSACTIONS AND BROKERAGE...............................................26

CUSTODIAN.....................................................................27

TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT..................................27

ADMINISTRATOR.................................................................27

DISTRIBUTOR...................................................................28

PURCHASE, REDEMPTION, EXCHANGE AND PRICING OF SHARES..........................28

TAXATION OF THE FUNDS.........................................................29

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................29

FINANCIAL STATEMENTS..........................................................29

APPENDIX.....................................................................A-1

      In deciding whether to invest in the Funds, you should rely on the information in this Statement of Additional Information and Prospectus. The Funds have not authorized others to provide additional information. The Funds have not authorized the use of this Statement of Additional Information in any state or jurisdiction in which such offering may not legally be made.

                                FUND ORGANIZATION


      The Corporation is an open-end, diversified, management investment company, commonly referred to as a mutual fund. Each Fund is a series of common stock of the Corporation, a Maryland company incorporated on July 3, 2003. The Corporation is authorized to issue shares of common stock in series and classes. Each share of common stock of each Fund is entitled to one vote, and each share is entitled to participate equally in dividends and capital gains distributions by the respective series and in the individual assets of the respective Fund in the event of liquidation. Each Fund bears its own expenses. No certificates will be issued for shares held in your account. You will, however, have full shareholder rights. Generally, the Corporation will not hold annual shareholders' meetings unless required by the Investment Company Act of 1940, as amended (the "1940 Act") or Maryland law. Shareholders have certain rights, including the right to call an annual meeting upon a vote of 10% of the Corporation's outstanding shares for the purpose of voting to remove one or more directors or to transact any other business. The 1940 Act requires the Corporation to assist the shareholders in calling such a meeting.


                             INVESTMENT RESTRICTIONS

Each Fund has the same investment objective but different investment strategies:

      The LOW DURATION FUND seeks to maximize total return, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities with an average portfolio duration of one to three years under normal circumstances.

      The INTERMEDIATE FUND seeks to maximize total return, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities with a dollar-weighted average portfolio maturity of three to ten years and with an average portfolio duration of generally two and a half to five years under normal circumstances.

      The CORE FUND seeks to maximize total return, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities with an average portfolio duration of two to seven years under normal circumstances. The Fund will not purchase high yield fixed income securities or non-U.S. dollar denominated securities.

      The CORE PLUS FUND seeks to maximize total return, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities with an average portfolio duration of two to seven years under normal circumstances.



      The following are the Funds' fundamental investment restrictions which cannot be changed without the approval of a majority of a Fund's outstanding voting securities. As used herein, a "majority of a Fund's outstanding voting securities" means the lesser of (i) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares of common stock of the Fund.

Each Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.


2. May (i) borrow money from banks for temporary or emergency purposes (but not for leveraging or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the 1940 Act, which may involve a borrowing, including borrowing through reverse repurchase agreements, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings). If the amount borrowed at any time exceeds 33 1/3% of the Fund's total assets, the Fund will, within three days thereafter (not including Sundays, holidays and any longer permissible period), reduce the amount of the borrowings such that the borrowings do not exceed 33 1/3% of the Fund's total assets. Each Fund may also borrow money from other persons to the extent permitted by applicable law.



Columbus Funds, Inc.                         Statement of Additional Information

3.    May not issue senior securities, except as permitted under the 1940 Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

      The following are each Fund's non-fundamental operating policies which may be changed by the Board of Directors without shareholder approval.

Each Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission (the "SEC") or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Make any loans, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

6. Borrow money except from banks or through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

7. Invest less than 80% of its net assets in fixed income securities and debt obligations.

Each of the Low Duration, Intermediate and Core Plus Fund may not:

1. Invest more than 15% of its assets in non-U.S. dollar denominated securities.

2. Invest more than 20% of its assets in non-investment grade fixed income securities.


Columbus Funds, Inc.                   2     Statement of Additional Information

The Core Fund may not:

1.    Invest in non-investment grade fixed income securities.

2.    Invest in non-U.S. dollar denominated securities.



      Except for the fundamental investment limitations listed above and each Fund's investment objective, the Funds' other investment policies are not fundamental and may be changed with approval of the Corporation's Board of Directors. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (I.E., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

                     IMPLEMENTATION OF INVESTMENT OBJECTIVES

      The following information supplements the discussion of the Funds' investment objectives and strategies described in the Prospectuses under the captions "Investment Objectives and Strategies" and "How the Funds Invest."

ILLIQUID SECURITIES

      Each Fund may invest up to 15% of its respective net assets in illiquid securities (I.E., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), repurchase agreements with maturities in excess of seven days, and other securities that are not readily marketable. The Board of Directors of the Corporation, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act, such as securities that may be resold to institutional investors under Rule 144A under the Securities Act, may be considered liquid under guidelines adopted by the Board of Directors. Each Fund may invest up to 15% of its respective net assets in such securities. However, investing in securities which may be resold pursuant to Rule 144A under the Securities Act could have the effect of increasing the level of a Fund's illiquidity to the extent that institutional investors become, for a time, uninterested in purchasing such securities.


      The Board of Directors has delegated to Reams Asset Management Company, LLC (the "Adviser") the day-to-day determination of the liquidity of any security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed the Adviser to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (E.G., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (E.G., for securities quoted in the PORTAL system), and (iv) other permissible relevant factors.


      Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Securities for which market quotations are not readily available, including restricted securities, are valued at fair value as determined in good faith under the direction of the Board of Directors of the Corporation pursuant to the Funds' pricing procedures. If, through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable (except for Rule 144A securities deemed to be liquid by the Adviser), the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.


Columbus Funds, Inc.                   3     Statement of Additional Information

FIXED INCOME SECURITIES

      FIXED INCOME SECURITIES IN GENERAL. Each Fund invests in a wide variety of fixed income securities, including bonds and other debt securities. Each Fund may also invest its assets in short-term money market securities. See "Temporary Strategies."


      Changes in market interest rates affect the value of fixed income securities. If interest rates increase, the value of fixed income securities generally decrease. Similarly, if interest rates decrease, the value of fixed income securities generally increase. Shares of the Funds are likely to fluctuate in a similar manner. In general, the longer the remaining maturity of a fixed income security, the greater its fluctuations in value based on interest rate changes. Longer-term fixed income securities generally pay a higher interest rate. The Funds invest in fixed income securities of varying maturities. The average portfolio duration of the Low Duration Fund varies within a one to three year time frame. The average portfolio duration of the Intermediate Fund varies between a two and a half to five year time frame and the Fund maintains a dollar-weighted average portfolio maturity of three to ten years. The average portfolio duration of the Core Fund and Core Plus Fund generally vary within a two to seven year time frame.

      Changes in the credit quality of the issuer also affect the value of fixed income securities. Lower-rated fixed income securities generally pay a higher interest rate. Although the Funds invest primarily in investment grade debt securities, the value of these securities may decrease due to changes in ratings over time.


      TYPES OF FIXED INCOME SECURITIES. The Funds may invest in the following types of fixed income securities:

o     Corporate debt securities, including bonds, debentures and notes;
o     Zero coupon securities;
o     Pay-in-kind securities;
o     Inflation indexed securities;
o     Variable and floating rate debt securities;
o     Commercial paper and other short-term investments;
o     Loan participations and assignments;
o     Structured notes;
o     U.S. government securities;
o     Mortgage and asset-backed securities;
o     Foreign government obligations;
o     Convertible securities;
o Bank obligations, such as certificates of deposit, banker's acceptances and time deposits of domestic and foreign banks, domestic savings associations and their subsidiaries and branches (in amounts in excess of the current $100,000 per account insurance coverage provided by the Federal Deposit Insurance Corporation);
o     Repurchase agreements; and
o     Money market instruments.


      RATINGS. Each of the Low Duration, Intermediate, Core and Core Plus Funds will primarily invest in fixed income securities that are rated at the time of purchase as at least investment grade by at least one nationally recognized statistical rating organization, such as S&P or Moody's, or, if unrated, are determined by the Adviser to be of comparable quality. Each of the Low Duration, Intermediate and Core Plus Funds may invest up to 20% of its total assets in high yield securities (commonly known as "junk bonds") rated less than investment grade (for example, rated below Baa3 by Moody's and BBB- by S&P) at time of purchase by both Moody's and S&P, or if unrated are determined by the Adviser to be of comparable quality. The Core Fund does not invest in high yield fixed income securities.


      Investment grade fixed income securities are generally believed to have a lower degree of credit risk than junk bonds. If a security's rating falls below the above criteria, the Adviser will determine what action, if any, should be taken to ensure compliance with each of Fund's investment objectives. Additional information concerning securities ratings is contained in the Appendix.


Columbus Funds, Inc.                   4     Statement of Additional Information

      GOVERNMENT SECURITIES. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. These securities may have different levels of government backing. U.S. Treasury obligations, such as Treasury bills, notes, and bonds are backed by the full faith and credit of the U.S. Treasury. Some U.S. government agency securities are also backed by the full faith and credit of the U.S. Treasury, such as securities issued by the Government National Mortgage Association (GNMA). Other U.S. government securities may be backed by the right of the agency to borrow from the U.S. Treasury, such as securities issued by the Federal Home Loan Bank, or may be backed only by the credit of the agency. The U.S. government and its agencies and instrumentalities only guarantee the payment of principal and interest and not the market value of the securities. The market value of U.S. government securities will fluctuate based on interest rate changes and other market factors.


      MORTGAGE- AND ASSET-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities, such as GNMA and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.


      Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.

      The rate of principal payment on mortgage- and asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any mortgage- and asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. In addition, prepayments typically occur when interest rates are declining. As a result, any debt securities purchased by a Fund with such prepayment proceeds will likely be at a lower interest rate than the original investment.

      While many mortgage- and asset-backed securities are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class mortgage- and asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (mortgage- and asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-mortgage- or asset-backed securities, such as floating interest rates (I.E., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.


Columbus Funds, Inc.                   5     Statement of Additional Information

      Mortgage- and asset-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. Each of the Funds may invest in such securities if such investment is otherwise consistent with its investment objectives, policies and restrictions.

      CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

      INFLATION-INDEXED BONDS/SECURITIES. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.

      If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

      The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

      While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

      Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

      VARIABLE- OR FLOATING-RATE SECURITIES. Each Fund may invest in securities which offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (E.G., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.


Columbus Funds, Inc.                   6     Statement of Additional Information

      Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days' notice, in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.


      Variable-rate demand notes include master demand notes, which are obligations that permit each Fund to invest fluctuating amounts that may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where the obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, each of the Funds may invest in them only if the Adviser determines that at the time of investment such obligations are of comparable quality to the other obligations in which the Funds may invest.


      Each of the Funds will not invest more than 15% of its net assets in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). See "Implementation of Investment Objectives -- Illiquid Securities" and "Investment Restrictions." In addition, each variable- and floating-rate obligation must meet the credit quality requirements applicable to all the respective Fund's investments at the time of purchase. When determining whether such an obligation meets a Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

      REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, a Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate those risks.

      REVERSE REPURCHASE AGREEMENTS. Each Fund may engage in reverse repurchase agreements. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

      LOAN PARTICIPATIONS. The Funds may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.


Columbus Funds, Inc.                   7     Statement of Additional Information

      Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.


      Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund's net asset value ("NAV") than if that value were based on available market quotations and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid.


      Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.

      STRUCTURED NOTES. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile.

TEMPORARY STRATEGIES

      Prior to investing the proceeds from sale of Fund shares and to meet ordinary daily cash needs, the Adviser may hold cash and/or invest all or a portion of the Fund's assets in money market instruments, which are short-term fixed income securities issued by private and governmental institutions and may include commercial paper, short-term U.S. government securities, repurchase agreements, banker's acceptances, certificates of deposit, time deposits and other short-term fixed income securities. All money market instruments will be rated investment-grade.

DERIVATIVE INSTRUMENTS

      IN GENERAL. Each of the Funds may invest without limitation in derivative instruments. Derivative instruments, if used, may be used for any lawful purpose consistent with a Fund's investment objective such as hedging or managing risk, but not for speculation. The Funds typically use derivatives as a substitute for taking a position in the underlying unit and/or as a part of a strategy designed to reduce exposure to other risks, such as interest rate, credit or currency risk. Derivative instruments are commonly defined to include securities or contracts whose value depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."


      A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to OPTIONS or FORWARD CONTRACTS. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts and swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.



Columbus Funds, Inc.                   8     Statement of Additional Information

      An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

      A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

      HEDGING. A Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, the Fund's portfolio. Derivatives may also be used by a Fund to "lock-in" its realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

      MANAGING RISK. A Fund may also use derivative instruments to manage the risks of the Fund's portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in a Fund's portfolio, establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for a Fund to invest than "traditional" securities (E.G., stocks or bonds) would.

      EXCHANGE OR OTC DERIVATIVES. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. Over-the-counter transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

      RISKS AND SPECIAL CONSIDERATIONS. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

      (1) MARKET RISK. The primary risk of derivatives is the same as the risk of the underlying assets; namely, that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose a Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Adviser's ability to predict movements of the securities, currencies, and commodities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the Adviser's judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the Adviser will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objective.

      (2) CREDIT RISK. A Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.


Columbus Funds, Inc.                   9     Statement of Additional Information

      (3) CORRELATION RISK. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

      (4) LIQUIDITY RISK. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirement to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (I.E., instruments other than purchased options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired, matured, or is closed out. The requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

      (5) LEGAL RISK. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

      (6) SYSTEMIC OR "INTERCONNECTION" RISK. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

      OPTIONS. A Fund may use options for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk but not for speculation. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. A Fund may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies, commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Funds may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.


Columbus Funds, Inc.                   10    Statement of Additional Information

      A Fund may purchase (buy) and write (sell) put and call options and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Implementation of Investment Objectives -- Illiquid Securities." Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

      The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

      A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

      A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

      A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although each Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Funds, there is no assurance that the Funds will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

      The Funds may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market in general.


Columbus Funds, Inc.                   11    Statement of Additional Information

      The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

      SPREAD TRANSACTIONS. A Fund may use spread transactions for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk, but not for speculation. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, I.E., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

      FUTURES CONTRACTS. A Fund may use futures contracts for any lawful purpose consistent with the Fund's investment objective such as hedging and managing risk but not for speculation. A Fund may enter into futures contracts, including interest rate, index, and currency futures. A Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Funds' hedging may include purchases of futures as an offset against the effect of expected increases in currency exchange rates and securities prices and sales of futures as an offset against the effect of expected declines in currency exchange rates and securities prices.

      To the extent required by regulatory authorities, a Fund may enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

      An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (E.G., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or the currency or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

      No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, or in certain cases with the futures broker, "initial margin," consisting of cash, U.S. government securities or other liquid, high-grade debt obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transaction, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.


Columbus Funds, Inc.                   12    Statement of Additional Information

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain certain liquid securities in a segregated account.

      Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.


      FOREIGN CURRENCIES. The Funds may purchase and sell foreign currency on a spot basis, and may use currency-related derivative instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (I.E., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Funds may use these instruments for hedging or any other lawful purpose consistent with their respective investment objectives, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. The Funds' use of currency-related derivative instruments will be directly related to a Fund's current or anticipated portfolio securities, and the Funds may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on their portfolio investments. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.



Columbus Funds, Inc.                   13    Statement of Additional Information

      For example, a Fund might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. A Fund also might use currency-related derivative instruments when the Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges -- for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

      In addition, a Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where the Adviser believes that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if a Fund owns securities denominated in a foreign currency and the Adviser believes that currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency with payment to be made in a second foreign currency that the Adviser believes would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by a Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

      A Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which the Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

      The use of currency-related derivative instruments by a Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

      There is no systematic reporting of last sale information for currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

      Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.


Columbus Funds, Inc.                   14    Statement of Additional Information

      When a Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that it may sustain a loss as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Funds will enter into transactions in currency-related derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.

      Purchasers and sellers of currency-related derivative instruments may enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will, in fact, be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to the Fund. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In the case of an exchange-traded instrument, a Fund will be able to close the position out only on an exchange which provides a market for the instruments. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time. In the case of a privately-negotiated instrument, a Fund will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument. While the Funds will enter into privately-negotiated transactions only with entities that are expected to be capable of entering into a closing transaction, there can be no assurance that the Funds will, in fact, be able to enter into such closing transactions.

      The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Funds will normally purchase or sell OTC options on foreign currency only when the Adviser reasonably believes a liquid secondary market will exist for a particular option at any specific time.

      There will be a cost to the Funds of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period and the market conditions then prevailing. A Fund using these instruments may have to pay a fee or commission or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

      When required by the SEC guidelines, the Funds will set aside permissible liquid assets in segregated accounts or otherwise cover their respective potential obligations under currency-related derivative instruments. To the extent a Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of a Fund's assets are so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      The Adviser's decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Adviser's judgment that the transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives and policies. In making such a judgment, the Adviser will analyze the benefits and risks of the transaction and weigh them in the context of the Fund's entire portfolio and objectives. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Adviser's skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, a Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.


Columbus Funds, Inc.                   15    Statement of Additional Information

      The Funds' dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Funds reserve the right to use currency-related derivative instruments for different purposes and under different circumstances. Of course, the Funds are not required to use currency-related derivative instruments and will not do so unless deemed appropriate by the Adviser. It should also be realized that use of these instruments does not eliminate, or protect against, price movements in the Funds' securities that are attributable to other (I.E., non-currency related) causes. Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

      SWAP AGREEMENTS. The Funds may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with each Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Funds may also enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the particular Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

      The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account generally consisting of liquid assets.

      Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is largely unregulated.

      The Funds will enter swap agreements only with counterparties that the Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.


Columbus Funds, Inc.                   16    Statement of Additional Information

      ADDITIONAL DERIVATIVE INSTRUMENTS AND STRATEGIES. In addition to the derivative instruments and strategies described above, the Adviser expects to discover additional derivative instruments and other hedging or risk management techniques. The Adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with a Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.

FOREIGN SECURITIES

      Each Fund, except the Core Fund, may invest in debt securities of foreign issuers. Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments. In many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign countries are not subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments include expropriation; confiscatory taxation; withholding taxes on dividends or interest; less extensive regulation of foreign brokers, securities markets, and issuers; costs incurred in conversions between currencies; possible delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities. From time to time foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, may be higher than those attributable to domestic investment. The value of a Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other political and economic conditions.

FOREIGN INVESTMENT COMPANIES


      All the Funds, except the Core Fund, may invest in foreign investment companies. Some of the countries in which the Funds invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for a Fund to invest in a foreign investment company in a country which permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its total assets in shares of other investment companies and up to 5% of its total assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The Funds do not intend to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investments justify the payment of any associated fees and expenses.


HIGH YIELD (HIGH RISK) SECURITIES


      IN GENERAL. Each of the Funds, except the Core Fund, may invest a portion of its assets in high yield fixed income securities that are rated below investment grade. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to the Appendix for a description of the securities ratings.

      EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. Prolonged adverse economic conditions could severely disrupt the market for and adversely affect the value of lower rated securities.



Columbus Funds, Inc.                   17    Statement of Additional Information

      All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market value of lower-quality and comparable unrated securities tends to reflect individual corporate developments to a greater extent than do higher rated securities. As a result, lower-quality and comparable unrated securities generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than for issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Funds might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the each Fund's NAV.

      As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market and accordingly, so will each Fund's NAV. If a Fund experiences unexpected net redemptions in such a market, the Fund may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would force the Fund to sell the more liquid portion of its portfolio.


      PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.


      CREDIT RATINGS. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors the investments in each Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

      LIQUIDITY AND VALUATION. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. A Fund should anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, each Fund's NAV and ability to dispose of particular securities, when necessary to meet the applicable Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.



Columbus Funds, Inc.                   18    Statement of Additional Information

      LEGISLATION. Legislation may be adopted, from time to time, that is designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. It is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.


SHORT SALES AGAINST THE BOX

      Each Fund may sell securities short against the box to hedge unrealized gains on portfolio securities. Selling securities short against the box involves selling a security that a Fund owns or has the right to acquire, for delivery at a specified date in the future. If a Fund sells securities short against the box, it may protect unrealized gains but will lose the opportunity to profit on such securities if the price rises.

                             DIRECTORS AND OFFICERS


      Under the laws of the State of Maryland, the Board of Directors of the Corporation is responsible for managing the Corporation's business and affairs. The directors and officers of the Corporation, together with information as to their principal business occupations during the last five years, and other information, are shown below. Directors who are deemed "interested persons," as defined in the 1940 Act, are indicated below under the heading "Interested Directors." Directors who are not deemed to be "interested persons" are indicated below under the heading "Independent Directors."


INTERESTED DIRECTORS


-------------------------------------------------------------------------------------------------------------------
                                                                                    Number of
                                                                                    Portfolios
                                     Term of                                            in
                      Position       Office*                                       Fund Complex
                      with the    and Length of        Principal Occupations       Overseen by         Other
   Name and Age     Corporation    Time Served          During Past 5 Years          Director    Directorships Held
-------------------------------------------------------------------------------------------------------------------
David B. McKinney   Director,     Treasurer      President of Reams Asset               4               None
(50)**              Treasurer     Since 2003;    Management Company, LLC since
                    and Chief     Chief          1999; Senior Vice President of
                    Compliance    Compliance     Administration from 1998-1999.
                    Officer       Officer
                                  Since 2004
-------------------------------------------------------------------------------------------------------------------


----------
*     Each director serves for an indefinite term.
** This director is deemed an "interested person," as defined in the 1940 Act, due to his affiliation with the Adviser.

INDEPENDENT DIRECTORS


--------------------------------------------------------------------------------------------------------------------
                                       Term of                                           Number of
                                       Office*                                         Portfolios in
                       Position       and Length                                        Fund Complex       Other
                       with the           of             Principal Occupations          Overseen by    Directorships
   Name and Age       Corporation    Time Served          During Past 5 Years             Director         Held
--------------------------------------------------------------------------------------------------------------------
Michael D. Schoen      Director       Since 2003    Senior Vice President of Briggs &         4            None
(45)                   (Chairman of                 Stratton (manufacturing) since
                       the Board)                   August 2005; Vice President -
                                                    International of Briggs &
                                                    Stratton (manufacturing) since
                                                    July 2001; Vice President of
                                                    Operations Support from May 1995
                                                    to May 2000; corporate officer
                                                    since 1998.
--------------------------------------------------------------------------------------------------------------------
Thomas M. Taugher      Director       Since 2003    Vice President of Finance at              4            None
(44)                                                Kohl's Corporation (retail) since
                                                    1992.
--------------------------------------------------------------------------------------------------------------------
Allan T. Young (51)    Director       Since 2003    Attorney with Fox, O'Neill &              4            None
                                                    Shannon, S.C. (law firm) since
                                                    1986; Shareholder since 1988.
--------------------------------------------------------------------------------------------------------------------


----------
*     Each director serves an indefinite term.


Columbus Funds, Inc.                   19    Statement of Additional Information

OFFICERS OF CORPORATION


---------------------------------------------------------------------------------------------------------------------
                                                       Term of Office*
                            Position with the           and Length of                 Principal Occupations
      Name and Age              Corporation              Time Served                   During Past 5 Years
---------------------------------------------------------------------------------------------------------------------
Mark M. Egan (45)*         President and            Since 2003             Managing Director and portfolio manager at
                           Secretary                                       Reams Asset Management Company, LLC since
                                                                           1990.
---------------------------------------------------------------------------------------------------------------------
David McKinney (50)*       Treasurer and Chief      Treasurer Since 2003;  President of Reams Asset Management
                           Compliance Officer       Chief Compliance       Company, LLC since 1999; Senior Vice
                                                    Officer Since 2004     President of Administration from 1998-1999.
---------------------------------------------------------------------------------------------------------------------
Robert A. Crider (52)*     Senior Vice President    Since 2003             Managing Director and portfolio manager at
                                                                           Reams Asset Management Company, LLC since
                                                                           1981
---------------------------------------------------------------------------------------------------------------------
Thomas M. Fink (42)*       Senior Vice President    Since 2003             Managing Director and portfolio manager at
                                                                           Reams Asset Management Company, LLC since
                                                                           2000.  Portfolio manager at Brandes Fixed
                                                                           Income Partners from 1999 to 2000.  CEO of
                                                                           Hilltop Capital Management Limited from
                                                                           1997 to 1999.
---------------------------------------------------------------------------------------------------------------------


----------
*     Each officer serves for an indefinite term.

      The address for all listed persons is Columbus Funds, Inc., 227 Washington St., P.O. Box 727, Columbus, Indiana 47202-0727.

      The Board of Directors has a standing Audit Committee. The Audit Committee is responsible for monitoring the integrity of the Corporation's financial reporting process and internal control systems, monitoring the independence and performance of the Corporation's independent accountants, monitoring the overall performance of the Corporation's fund accounting agent and providing an avenue of communication among the independent accountants, the fund accounting agent and the Board of Directors. The members of the Audit Committee are Michael D. Schoen, Thomas M. Taugher (Chairman) and Allan T. Young, none of whom is deemed an "interested person," as defined in the 1940 Act. The Audit Committee met two times during the past fiscal year.


      As of December 31, 2005, the directors and officers of the Corporation owned 0% of each of the Funds' shares. Directors and officers of the Corporation who are also officers, directors, employees or shareholders of the Adviser do not receive any compensation from any of the Funds for serving as directors or officers.

      The following table sets forth dollar ranges of securities beneficially owned by each director as of December 31, 2005.



Columbus Funds, Inc.                   20    Statement of Additional Information

                                                                                         AGGREGATE
                                                                                      DOLLAR RANGE OF
                             DOLLAR                                                        EQUITY
                            RANGE OF    DOLLAR RANGE                   DOLLAR RANGE    SECURITIES IN
                             EQUITY       OF EQUITY     DOLLAR RANGE     OF EQUITY       ALL FUNDS
                           SECURITIES    SECURITIES      OF EQUITY      SECURITIES    OVERSEEN BY THE
                           IN THE LOW       IN THE       SECURITIES        IN THE     DIRECTOR IN THE
                            DURATION    INTERMEDIATE       IN THE        CORE PLUS    COLUMBUS FAMILY
        DIRECTOR              FUND          FUND         CORE FUND         FUND           OF FUNDS
INTERESTED DIRECTORS

David B. McKinney              --            --              --             --               --

DISINTERESTED DIRECTORS
Thomas M. Taugher              --            --              --             --               --
Michael D. Schoen              --            --              --             --               --
Allan T. Young                 --            --              --             --               --


      The following table provides information relating to annual compensation to be paid to directors of the Corporation for their services as such:


                       NAME                         CASH COMPENSATION(1)    OTHER COMPENSATION     TOTAL
------------------------------------------------    --------------------    ------------------    -------
David B. McKinney, Director, Treasurer and Chief                      $0                    $0         $0
Compliance Officer
Thomas M. Taugher, Director                                      $10,500                    $0    $10,500
Michael D. Schoen, Chairman of the Board                         $10,000                    $0    $10,000
Allan T. Young, Director                                         $10,000                    $0    $10,000

All directors as a group (5 persons)                             $30,500                    $0    $30,500

----------
(1) Each director who is not deemed "interested" as defined in the 1940 Act will receive a $5,000 annual retainer and $1,250 for each Board of Directors meeting attended by such person and reasonable expenses incurred in connection therewith. In addition, each director will receive $2,000 for each day the director attends an industry conference or educational seminar. The Board anticipates holding four meetings during the upcoming fiscal year ending September 30, 2006. The Chairman of the Audit Committee is paid an additional $500 annual retainer for his services.



Columbus Funds, Inc.                   21    Statement of Additional Information

                             PRINCIPAL SHAREHOLDERS


      As of December 31, 2005, the following persons owned of record or are known by the Corporation to own of record or beneficially 5% or more of the outstanding shares of each Fund:

           Name and Address             Fund       No. Shares    Percentage    Account Value
           ----------------             ----       ----------    ----------    -------------
American Institute of Physics, Inc.     Core        1,417,266      59.93%       $13,960,073
One Physics Ellipse
College Park, MD 20740

Elon University                         Core          947,605      40.07%        $9,333,908
Attn:  G. Whittington
Campus Box 2285
Elon, NC 27244

SEI Private Trust Co.                 Core Plus     4,263,886      41.33%       $41,956,638
One Freedom Valley Drive.
Oaks, PA 19456

AmSouth Bank                          Core Plus     1,628,469      15.79%       $16,024,131
FBO St. Dominic Health Services
Improvement Trust
969 Lakeland Drive
Jackson, MS 39216-4699

Fifth Third Bank                      Core Plus     1,561,448      15.14%       $15,364,651
FBO Deaconess Development Corp.
38 Fountain Square
Cincinnati, OH 45263

AmSouth Bank                          Core Plus     1,253,424      12.15%       $12,333,688
FBO St. Dominic Health Services
Pension Plan
969 Lakeland Drive
Jackson, MS 39216-4699

Mac & Co.                             Core Plus       798,732       7.74%        $7,859,523
525 William Penn Place
Pittsburgh, PA 15230

The Bank of New York                  Core Plus       640,100       6.21%        $6,298,584
Trustees for Dochossois Ind
845 Larch Ave
Elmhurst, IL 60126

      Based on the foregoing, American Institute of Physics, Inc. and Elon University owned a controlling interest in the Core Fund and SEI Private Trust Co. owned a controlling interest in the Core Plus Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the applicable Fund.


                                 CODE OF ETHICS

      The Corporation and the Adviser have adopted a Code of Ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act which governs the personal trading activities of all "Access Persons." Access Persons generally include all employees, directors and officers of the Corporation and the Adviser, as well as certain control persons of the Corporation and the Adviser who have access to information regarding the purchase or sale of securities by the Corporation. The Code of Ethics is based upon the principle that Access Persons have a fiduciary duty to place the interests of Fund shareholders above their own.


Columbus Funds, Inc.                   22    Statement of Additional Information

      The Code of Ethics permits Access Persons to buy or sell securities for their own accounts, including securities that may be purchased or held by the Funds, subject to certain exceptions. The Code of Ethics requires all Access Persons to complete quarterly transaction reports, acknowledge receipt of the Code of Ethics and certify annually that they have complied with the Code of Ethics. All Access Persons who are not disinterested directors of the Corporation have additional reporting requirements. The Code of Ethics requires Access Persons (other than Access Persons who are disinterested directors of the Corporation) to preclear most securities transactions. The Code of Ethics also places other limitations on the acquisition of securities by Access Persons (other than Access Persons who are disinterested directors of the Corporation), including a ban on acquiring securities in an initial public offering, restrictions on the purchase of private placement securities and a prohibition from profiting on short-term trading in securities of a type permitted to be held by the Funds or other separate account clients of the Adviser.


      In addition, the Corporation has adopted a separate Code of Ethics, in compliance with the Sarbanes-Oxley Act, which governs principal officers of the Corporation and deals with conflicts of interest between such officers and the Corporation.

                          ANTI-MONEY LAUNDERING PROGRAM


      The Corporation has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). The Program provides for the development of internal procedures and controls, designation of an anti-money laundering compliance officer, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

      Procedures to implement the Program include, but are not limited to, determining that the Corporation's distributor and transfer agent have established proper anti-money laundering programs and procedures, reporting suspicious and/or fraudulent activity and reviewing all new opening account applications. The Corporation's transfer agent will perform certain functions with respect to anti-money laundering compliance. The Corporation will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act or whose name or country of origin appears on lists maintained by the U.S. Treasury Department or other governmental authorities. The Corporation's obligations under the Program and anti-money laundering laws and regulations could require taking certain actions which would impact a shareholder's ability to access funds invested in a Fund and/or reporting to governmental authorities.


                                  PROXY VOTING


      The Adviser has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Funds as the policies and procedures that the Adviser will use when voting proxies on behalf of the Funds. Because proxy voting is rare in fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Policy also applies to any voting rights and/or consent rights of the Adviser on behalf of the Funds with respect to debt securities, including but not limited to, plans of reorganization and waivers and consents under applicable indentures.


      With respect to a situation that may present a conflict of interest between the Adviser and the Fund, the Proxy Policy provides several alternatives for addressing the conflict, such as voting the securities based on a pre-determined voting policy if applying the policy involves little discretion on the Adviser's part or based on the recommendation of an independent third party, referring the proxy to the client or a fiduciary of the client for voting purposes, suggesting that the client engage another party to determine how the proxy should be voted or disclosing the conflict to the client and obtaining the client's consent or direction to vote the proxies.

      Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-416-0400, and (2) on the SEC's website at http://www.sec.gov.


Columbus Funds, Inc.                   23    Statement of Additional Information

                        DISCLOSURE OF PORTFOLIO HOLDINGS


      The Funds' Board of Directors has approved policies and procedures with respect to the disclosure of each Fund's portfolio securities. These policies and procedures are designed to ensure that such disclosure is in the best interests of the Funds' shareholders. Each Fund's complete list of portfolio holdings will be publicly disclosed on Form N-Q and Form N-CSR. The Funds' policies and procedures provide that non-public information regarding each Fund's portfolio securities holdings may not be shared with anyone other than the Fund's service providers, unless disclosure is made for legitimate business purposes and in accordance with the policies and procedures approved by the Board. The following service providers and their personnel may have daily access to the Funds' non-public portfolio holdings information as necessary to provide agreed upon services to the Fund: the Adviser, transfer agent, custodian, administrator, distributor, Fund accountant, Fund counsel and Fund independent public accountants. In each of these instances, a determination has been made that such disclosure of non-public portfolio holdings information to the service provider is supported by a legitimate business purpose and that the service provider is subject to an independent duty not to disclose or trade on the non-public information. The Funds' policies permit the periodic disclosure of the Funds' non-public portfolio holdings to third party rating agencies, subject to a duty of confidentiality, including a duty not to trade on such information. Only the executive officers of the Fund may authorize the disclosure of the Funds' non-public portfolio holdings to third party rating agencies. The Funds will not disclose non-public portfolio holdings information to any other persons not described above.


                               INVESTMENT ADVISER


      The Adviser is the investment adviser to the Funds. The Adviser is controlled by Mark M. Egan through his ownership interest in the Adviser. David
B. McKinney, a director of the Corporation, is also a director and principal of the Adviser. Robert A. Crider, an officer of the Corporation, is also a principal of the Adviser. Thomas M. Fink, an officer of the Corporation, is also a managing director of the Adviser.

      The investment advisory agreement between the Corporation and the Adviser dated as of December 30, 2003 (the "Advisory Agreement") has an initial term of two years and thereafter is required to be approved annually by the Board of Directors of the Corporation or by vote of a majority of each of the Fund's outstanding voting securities (as defined in the 1940 Act). Each annual renewal must also be approved by the vote of a majority of the Corporation's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was initially approved by the Board of Directors, including a majority of the disinterested directors on December 18, 2003 and by the initial shareholders of each Fund on December 19, 2003. On November 11, 2005, at an in-person meeting of the Board of Directors of the Corporation, the directors, including a majority of the disinterested directors, approved the continuation of the Advisory Agreement between the Corporation and the Adviser.


      The Advisory Agreement is terminable without penalty, on 60 days' written notice by the Board of Directors of the Corporation, by vote of a majority of each of the Fund's outstanding voting securities or by the Adviser, and will terminate automatically in the event of its assignment.


      Under the terms of the Advisory Agreement, the Adviser manages the Funds' investments and business affairs, subject to the supervision of the Corporation's Board of Directors. At its expense, the Adviser provides office space and all necessary office facilities, equipment and personnel for managing the investments of the Funds. As compensation for its services, each Fund pays the Adviser an annual management fee of 0.35% of its average daily net assets. The advisory fee is accrued daily and paid monthly.

      Pursuant to an agreement with each Fund, the Adviser will waive its management fee and/or reimburse each Fund's other expenses so that total operating expenses (on an annual basis) do not exceed 0.20% of each Fund's respective average daily net assets until January 31, 2007. After such date, the Adviser may from time to time voluntarily waive all or a portion of its fee and/or absorb expenses for the Funds. Any waiver of fees or absorption of expenses will be made on a monthly basis and, with respect to the latter, will be paid to the Funds by reduction of the Adviser's fee. Any such waiver/absorption is subject to later adjustment during the term of the Advisory Agreement to allow the Adviser to recoup amounts waived/absorbed to the extent actual fees and expenses for a period are less than the expense limitation caps, provided that the Adviser shall only be entitled to recoup such amounts for a maximum period of three years following the fiscal year in which such amount was waived or reimbursed. The following table sets forth information regarding the fees incurred, waived and paid by the Core Fund and the Core Plus Fund since inception on November 30, 2004 until the fiscal year ended September 30, 2005.



Columbus Funds, Inc.                   24    Statement of Additional Information

        FEE INFORMATION FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2005

                                         CORE FUND      CORE PLUS FUND
      ----------------------------------------------------------------
      Advisory fees earned                 $59,253         $243,716
      Advisory fees waived                 $59,253         $243,716
      Other expense reimbursed            $141,408         $179,590
                                          --------         --------
      Total waived/reimbursed             $200,661         $423,306
      Total available for recoupment      $200,661         $423,306

                               PORTFOLIO MANAGERS

      PORTFOLIO MANAGERS. Mark M. Egan, Robert A. Crider and Thomas M. Fink team manage the Funds.

      PORTFOLIO MANAGER COMPENSATION. Portfolio manager compensation is not tied to the investment performance of the Funds or the performance of other managed accounts or directly tied to account growth. Compensation of the portfolio managers is dependent in part on the overall profitability of the Adviser. Portfolio managers receive a base salary and share in the profits of the Adviser. Portfolio managers may own and may be offered the opportunity to purchase or sell equity interests in the Adviser.

      OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. The following table sets forth certain information regarding the other accounts managed by the Funds' portfolio managers as of September 30, 2005.

--------------------------------------------------------------------------------
Portfolio Manager   Number of Other   Assets Managed in   Number of     Assets
                    Accounts Managed    Other Accounts    Other RICs  Managed in
                                                            Managed   Other RICs
--------------------------------------------------------------------------------
   Mark M. Egan            90           $10.163 billion        2    $410 million
--------------------------------------------------------------------------------
 Robert A. Crider          90           $10.163 billion        2    $410 million
--------------------------------------------------------------------------------
  Thomas M. Fink           90           $10.163 billion        2    $410 million
--------------------------------------------------------------------------------
 Total for Team*           90           $10.163 billion        2    $410 million
--------------------------------------------------------------------------------

* Each portfolio manager is jointly responsible with the other portfolio managers for the day-to-day management of the accounts listed in the table.

      Six (6) of the other accounts managed by the portfolio managers are subject to a performance-based advisory fee. These six accounts have approximately $510 million in total assets under management, which is less than 5% of the Adviser's total assets under management. The Adviser does not receive performance-based fees from any registered investment company. The portfolio managers do not manage any pooled investment vehicle accounts. The Adviser believes there are no identifiable material conflicts of interest in connection with the portfolio managers' simultaneous management of the Funds and the other accounts because the Funds are managed in substantially the same manner as the other accounts, invested in liquid positions and the Adviser does not to any material extent purchase or sell limited opportunity investments for clients. While potential conflicts may exist in areas such as the allocation of investment opportunities and the aggregation and allocation of trades, the Adviser has developed and implemented policies and procedures designed to protect the interests of all of the Adviser's clients. Ongoing and annual reviews are conducted to assess the adequacy of these policies and procedures.



Columbus Funds, Inc.                   25    Statement of Additional Information

      OWNERSHIP OF FUND SHARES BY PORTFOLIO MANAGERS. The following table sets forth dollar ranges of securities beneficially owned by each Portfolio Manager as of September 30, 2005.

--------------------------------------------------------------------------------
Portfolio Manager                Dollar Range of               Dollar Range of E
                                Equity Securities              quity Securities
                                     in the                         in the
                                    Core Fund                   Core Plus Fund
--------------------------------------------------------------------------------
  Mark M. Egan                        None                           None
--------------------------------------------------------------------------------
Robert A. Crider                      None                           None
--------------------------------------------------------------------------------
 Thomas M. Fink                       None                           None
--------------------------------------------------------------------------------


                         FUND TRANSACTIONS AND BROKERAGE

      Under the Advisory Agreement, the Adviser, in its capacity as portfolio manager, is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage business. The Adviser seeks to obtain the best execution at the best security price available with respect to each transaction. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commission, if any. While the Adviser seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest available commission. Brokerage will not be allocated based on the sale of a Fund's shares.

      There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the U.S.


      The aggregate amount of brokerage commission paid by the Core Fund and the Core Plus Fund for the fiscal year ended September 30, 2005 was $0. The Funds did not acquire any stock of their regular brokers or dealers.

      The Adviser has adopted procedures that provide generally for the Adviser to seek to batch orders for the purchase or sale of the same security for the Funds and other advisory accounts (collectively, "accounts"). The Adviser will batch orders when it deems it to be appropriate and in the best interest of the accounts. When a batched order is filled in its entirety, each participating account will participate at the average share price for the batched order on the same business day, and transaction costs will be shared pro rata based on each account's participation in the batched order. When a batched order is only partially filled, the securities purchased will be allocated on a pro rata basis to each account participating in the batched order based upon the initial amount requested for the account, subject to certain exceptions, and each participating account will participate at the average share price for the batched order on the same business day. With respect to that portion of the order not filled, the Adviser will reevaluate whether to place another order and on what terms for the same securities or whether an order should be placed for different securities.


      Section 28(e) of the Securities Exchange Act of 1934, as amended, ("Section 28(e)"), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include: (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

      In selecting brokers or dealers, the Adviser considers investment and market information and other research, such as economic, securities and performance measurement research provided by such brokers or dealers and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker or dealer may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker or dealer to the Funds. The Adviser believes that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. Such higher commissions will not be paid by the Funds unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts, including the Funds, as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws; and (c) in the opinion of the Adviser, the total commissions paid by the Funds will be reasonable in relation to the benefits to the Funds over the long term.


Columbus Funds, Inc.                   26    Statement of Additional Information

      The Adviser places portfolio transactions for other advisory accounts managed by the Adviser. Research services furnished by firms through which the Funds effect their securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Funds. The Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Adviser believes such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between a Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

                                    CUSTODIAN

      As custodian of the Funds' assets, UMB Bank, n.a., 1010 Grand Boulevard, Kansas City, Missouri 64141, has custody of all securities and cash of each Fund, delivers and receives payment for portfolio securities sold, receives and pays for portfolio securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Corporation.

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

      UMB Fund Services, Inc. ("UMBFS"), 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233, serves as the transfer agent and dividend disbursing agent for the Funds. The Funds pay UMBFS a fee based on the number of shareholder accounts, transactions and other activities, subject to a minimum annual fee.


      From time to time, the Corporation, on behalf of the Funds, directly or indirectly through arrangements with the Adviser, the Distributor (as defined below), or UMBFS may pay amounts to third parties that provide transfer agent type services and other administrative services relating to the Funds to persons who beneficially have interests in a Fund, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Funds, transmitting proxy statements, annual reports, updated prospectuses and other communications regarding the Funds and related services as Funds or beneficial owners may reasonably request. In such cases, the Funds will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Funds are currently paying UMBFS for providing these services to the Funds' shareholders.


                                  ADMINISTRATOR


      The Funds have entered into an Administration and Fund Accounting Agreement (the "Administration Agreement") with UMBFS, 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233 to provide certain administration and fund accounting services to the Funds. UMBFS' services include, but are not limited to, the following: calculating daily NAVs for each Fund; overseeing each Fund's custodian; assisting in preparing and filing all federal income and excise tax filings (other than those to be made by the Fund's custodian); overseeing each Fund's fidelity insurance relationships; preparing notice and renewal securities filings pursuant to state securities laws; compiling data for and preparing notices to the SEC; preparing financial statements for the annual and semi-annual reports to the SEC and current investors; monitoring each Fund's expenses; monitoring each Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code and generally assisting with the Funds' administrative operations.



Columbus Funds, Inc.                   27    Statement of Additional Information

      UMBFS, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment, supplies, and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement. Under the Administration Agreement, UMBFS is not liable for any loss suffered by the Fund or its shareholders in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UMBFS in the performance of its duties or reckless disregard of its obligations and duties. The Administration Agreement also provides that UMBFS may provide similar services to others, including other investment companies.

      For the foregoing, UMBFS receives a fee from the Funds on the value of the Funds computed daily and payable monthly, at the annual rate of 0.10% of the first $250 million of its average daily net assets, and decreasing as assets reach certain levels, plus out-of-pocket expenses. For the fiscal year ended September 30, 2005, UMBFS received $128,862 from the Funds under the Administration Agreement.


                                   DISTRIBUTOR


      UMB Distribution Services, LLC (the "Distributor"), 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233, an affiliate of UMBFS, serves as the distributor of the Funds and acts as exclusive agent for the Funds in selling Fund shares to the public. The Distributor offers Fund shares on a continuous basis. The Distributor is not obligated to sell any certain number of shares of the Funds.


              PURCHASE, REDEMPTION, EXCHANGE AND PRICING OF SHARES

PRICING OF SHARES


      Shares of the Funds are sold on a continual basis at the NAV per share next computed following receipt of an order in proper form by a dealer, the Distributor or UMBFS, the Funds' transfer agent.

      The NAV per share is determined as of the close of trading (generally 4:00 p.m. Eastern Standard Time) on each day the New York Stock Exchange (the "NYSE") is open for business. Purchase orders received or shares tendered for redemption on a day the NYSE is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Applications for purchase of shares and requests for redemption of shares received after the close of trading on the NYSE will be valued as of the close of trading on the next day the NYSE is open. The NAV is calculated by taking the value of a Fund's total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the NAV per share.

      In determining the NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Fixed income securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of fixed income securities without regard to sale or bid prices when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. The Board of Directors has approved use of pricing services to assist the Funds in the determination of NAV. Fixed income securities having remaining maturities of 60 days or less when purchased are generally valued by the amortized cost method. Under this method of valuation, a security is initially valued at its acquisition cost and, thereafter, amortization of any discount or premium is assumed each day. Exchange traded securities are usually valued at the last sales price on the exchange; however, securities traded on a securities exchange for which there were no transactions on a given day and securities not listed are valued at the average of the most recent bid and asked prices. If reliable current market values are not readily available for any security (or the amortized cost method is not appropriate under the circumstances), such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Directors of the Corporation. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund's NAV. As a result, a Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Directors to fair value a Fund's securities authorize certain Adviser personnel to value each Fund's securities when market quotations are not readily available. Fair value determinations will be reviewed by the Board of Directors of the Funds at the regularly scheduled quarterly meetings of the Board.



Columbus Funds, Inc.                   28    Statement of Additional Information

REDEMPTION IN KIND


      The Funds have filed notification under Rule 18f-1 of the 1940 Act, pursuant to which the Funds have agreed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser amount of (i) $250,000 or
(ii) 1% of a Fund's NAV, valued at the beginning of the election period. The Funds intend also to pay redemption proceeds in excess of such lesser amount in cash, but reserve the right to pay such excess amount in kind if it is deemed to be in the best interest of a Fund to do so, including in the case of shareholders engaging in short-term trading of Fund shares. If you receive an in kind distribution, you will likely incur a brokerage charge on the disposition of such securities through a securities dealer.


                              TAXATION OF THE FUNDS

      Each Fund intends to qualify annually as a "regulated investment company" under Subchapter M of the Code, and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis. In the event a Fund fails to qualify as a "regulated investment company," it will be treated as a regular corporation for federal income tax purposes. Accordingly, the Fund would be subject to federal income taxes and any distributions that it makes would be taxable and non-deductible by the Fund. This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


      Deloitte & Touche LLP, 555 East Wells Street, Milwaukee, Wisconsin 53202, serves as the independent registered public accountants of the Funds.


                              FINANCIAL STATEMENTS


      The following items which comprise the audited financial statements of the Core Fund and the Core Plus Fund are incorporated herein by reference to the Company's Annual Report for the period ended September 30, 2005, as filed with the Securities and Exchange Commission:


      1.    Report of Independent Registered Public Accounting Firm.


      2.    Schedules of Investments as of September 30, 2005.

      3.    Statements of Assets and Liabilities as of September 30, 2005.

      4.    Statements of Operations for the period ended September 30, 2005.

      5. Statements of Changes in Net Assets for the period ended September 30, 2005.

      6.    Financial Highlights for the period ended September 30, 2005.


      7.    Notes to the Financial Statements.


Columbus Funds, Inc.                   29    Statement of Additional Information

                                    APPENDIX

                               SHORT-TERM RATINGS

                STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

      A Standard & Poor's credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

      Credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium term notes are assigned long-term ratings.

      Short term credit ratings:

            A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

            A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

            A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

            B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

            C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

            D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      See www.standardandpoors.com for further information. Information contained in such website is deemed not to be a part of the Funds' Prospectus or this Statement of Additional Information.

                           MOODY'S PRIME RATING SYSTEM

      Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

      Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated 'Prime-1' (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      o     Leading market positions in well-established industries.

      o     High rates of return on funds employed.

      o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated 'Prime-2' (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated 'Prime-3' (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME   Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating. See www.moodys.com for further information. Information contained in such website is deemed not to be a part of the Funds' Prospectus or this Statement of Additional Information.

                  FITCH INTERNATIONAL SHORT-TERM CREDIT RATINGS

      Fitch Ratings covers the spectrum of corporate, structured and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance and other corporate entities and the securities they issue, as well as municipal and other public finance entities, securities backed by receivables or other financial assets and counterparties. When applied to an entity, these long-term and short-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions and covenants attaching to that security.

      International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

      The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

      F-1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

      F-2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      F-3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.

      B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

      C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

      D     DEFAULT. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS:

      "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

      'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

      'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced. Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

      A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving. See www.fitchratings.com for more information. Information contained in such website is deemed not to be a part of the Funds' Prospectus or this Statement of Additional Information.

                                LONG-TERM RATINGS

                STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

      A Standard & Poor's credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

      Credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium term notes are assigned long-term ratings.

      Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

      AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated 'BB', 'B', 'CCC, 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

      C A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

      D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      PLUS (+) OR MINUS (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      R   This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

      N.R. This indicates that no rating has been requested, that there is insufficient information on which to bas a rating , or that Standard & Poor's does not rate a particular obligation as a matter of policy.

      See www.standardandpoors.com for further information. Information contained in such website is deemed not to be a part of the Funds' Prospectus or this Statement of Additional Information.

                            MOODY'S LONG-TERM RATINGS

      Aaa Bonds and preferred stock which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa Bonds and preferred stock which are rated 'Aa' are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

      A Bonds and preferred stock which are rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa Bonds and preferred stock which are rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba Bonds and preferred stock which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B Bonds and preferred stock which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa Bonds and preferred stock which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca Bonds and preferred stock which are rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds and preferred stock which are rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

      1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

      2)    Notes allowing for negative coupons, or negative principal.

      3) Notes containing any provision which could obligate the investor to make any additional payments.

      Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

      Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. See www.moodys.com for further information. Information contained in such website is deemed not to be a part of the Funds' Prospectus or this Statement of Additional Information.

                  FITCH INTERNATIONAL LONG-TERM CREDIT RATINGS

      Fitch Ratings covers the spectrum of corporate, structured and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance and other corporate entities and the securities they issue, as well as municipal and other public finance entities, securities backed by receivables or other financial assets and counterparties. When applied to an entity, these long-term and short-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions and covenants attaching to that security.

      International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

      The following ratings scale applies to foreign currency and local currency ratings.

                                INVESTMENT GRADE

      AAA HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      BBB GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

                                SPECULATIVE GRADE

      BB SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.

      B HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      CCC, CC, C        HIGH DEFAULT RISK. Default is a real possibility.
                        Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

      DDD, DD AND D     DEFAULT. The ratings of obligations in this category are
                        based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential
                        I.E., below 50%.

            Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

See www.fitchratings.com for further information. Information contained in such website is deemed not to be a part of the Funds' Prospectus or this Statement of Additional Information.

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits


      (a) Registrant's Amended and Restated Articles of Incorporation, as amended(2)


      (b)   Registrant's By-Laws(1)

      (c)   None


      (d)   Investment Advisory Agreement(3)

      (e.1) Distribution Agreement(3)

      (e.2) Amended and Restated Schedule B to Distribution Agreement


      (f)   None


      (g)   Custody Agreement(3)

      (h.1) Transfer Agency Agreement(3)

      (h.2) Administration and Fund Accounting Agreement(3)


      (h.3) Expense Cap/Reimbursement Agreement


      (h.4) Amended and Restated Schedule C to Transfer Agency Agreement

      (i)   Opinion and Consent of Counsel(2)


      (j)   Consent of Independent Registered Public Accounting Firm

      (k)   None


      (l)   Subscription Agreement(3)


      (m)   None

      (n)   None

      (o)   Reserved


      (p)   Amended and Restated 17j-1 Code of Ethics


1 Incorporated by reference to the Registrant's Form N-1A as filed with the Commission on November 6, 2003.
2 Incorporated by reference to the Registrant's Pre-Effective Amendment No. 3 to the Registrants Statement as filed with the Commission on December 24, 2003.
3 Incorporated by reference to the Registrant's Post-Effective Amendment No. 2 to the Registrants Statement as filed with the Commission on January 28, 2005.

Item 24. Persons Controlled by or under Common Control with Registrant

      Registrant neither controls any person nor is under common control with any other person.

Item 25. Indemnification

      Article VI of Registrant's By-Laws provides as follows:

                           ARTICLE VI INDEMNIFICATION

            The Corporation shall indemnify (a) its directors and officers, whether serving the Corporation or, at its request, any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the 1940 Act and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.

Item 26. Business and Other Connections of Investment Adviser


      Besides serving as investment adviser to private accounts and other registered investment companies, the Reams Asset Management Company LLC (the "Adviser") is not currently and has not during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Information regarding the business, profession, vocation or employment of a substantial nature of each of the Adviser's directors and officers is hereby incorporated by reference from the information contained under "Directors and Officers" in the SAI.


Item 27. Principal Underwriters


      (a) UMB Distribution Services, LLC currently serves as the distributor of the shares of Adelante Funds, The Marsico Investment Fund, Green Century Funds, the SPARX Funds Trust, the Lotsoff Funds, Generation Hedge Strategies Fund and UMB Scout Funds.


      (b) The principal business address of UMB Distribution Services, LLC, the Registrant's distributor, is 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301. To the best of the Registrant's knowledge, the following are the members and officers of UMB Distribution Services, LLC:

--------------------------------------------------------------------------------
         NAME            POSITIONS AND OFFICES WITH   POSITIONS AND OFFICES WITH
                                 UNDERWRITER                  REGISTRANT
--------------------------------------------------------------------------------
Peter J. Hammond                  President                      None
--------------------------------------------------------------------------------
Christine L. Mortensen            Treasurer                      None
--------------------------------------------------------------------------------
Constance Dye Shannon             Secretary                      None
--------------------------------------------------------------------------------

      (c)   None

Item 28. Location of Accounts and Records


      All accounts, books or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are in the possession of the Adviser at Registrant's corporate offices, except records held and maintained by UMB Bank, n.a. at 1010 Grand Boulevard, Kansas City, Missouri 64141 and UMBFS at 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301, relating to its functions as transfer agent, administrator and fund accountant.

Item 29. Management Services

      All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30. Undertakings

      (a) None.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Columbus and the State of Indiana on the 27th day of January, 2006.


                                          COLUMBUS FUNDS, INC. (Registrant)


                                          By: /s/ Mark M. Egan
                                              ----------------------------
                                              Mark M. Egan
                                              President

      Each person whose signature appears below constitutes and appoints Mark M. Egan, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all post-effective amendments to this Registration Statement and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

            Name                         Title                     Date
            ----                         -----                     ----



/s/ Mark M. Egan                President                    January 28, 2006
----------------------------
Mark M. Egan


/s/ David B. McKinney           Treasurer and Director       January 28, 2006
----------------------------
David B. McKinney


/s/ Thomas M. Taugher           Independent Director         January 28, 2006
----------------------------
Thomas M. Taugher


/s/ Michael D. Schoen           Independent Director         January 28, 2006
----------------------------
Michael D. Schoen


/s/ Allan T. Young              Independent Director         January 28, 2006
----------------------------
Allan T. Young

                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------


      (a) Registrant's Amended and Restated Articles of Incorporation, as amended(2)


      (b)         Registrant's By-Laws(1)

      (c)         None


      (d)         Investment Advisory Agreement(3)

      (e.1)       Distribution Agreement(3)

      (e.2)       Amended and Restated Schedule B to Distribution Agreement


      (f)         None


      (g)         Custody Agreement(3)

      (h.1)       Transfer Agency Agreement(3)

      (h.2)       Administration and Fund Accounting Agreement(3)


      (h.3)       Expense Cap/Reimbursement Agreement


      (h.4)       Amended and Restated Schedule C to Transfer Agency Agreement

      (i)         Opinion and Consent of Counsel(2)


      (j)         Consent of Independent Registered Public Accounting Firm

      (k)         None


      (l)         Subscription Agreement(3)


      (m)         None

      (n)         None

      (o)         Reserved


      (p)         Amended and Restated 17j-1 Code of Ethics

1 Incorporated by reference to the Registrant's Form N-1A as filed with the Commission on November 6, 2003.
2 Incorporated by reference to the Registrant's Pre-Effective Amendment No. 3 to the Registrants Statement as filed with the Commission on December 24, 2003.
3 Incorporated by reference to the Registrant's Post-Effective Amendment No. 2 to the Registrants Statement as filed with the Commission on January 28, 2005.